FIRST QUARTER REPORT

DECEMBER 31, 2008

Advised by Harris Associates L.P.

THE OAKMARK FUNDS

2008 First Quarter Report

President's Letter	2

Summary Information	4

Commentary on Oakmark and Oakmark Select Funds	6

Oakmark Fund

Letter from the Portfolio Managers	8

Schedule of Investments	9

Oakmark Select Fund

Letter from the Portfolio Managers	13

Schedule of Investments	14

Oakmark Equity and Income Fund

Letter from the Portfolio Managers	16

Schedule of Investments	19

Oakmark Global Fund

Letter from the Portfolio Managers	25

Global Diversification Chart	27

Schedule of Investments	28

Oakmark Global Select Fund

Letter from the Portfolio Managers	32

Global Diversification Chart	34

Schedule of Investments	35

Commentary on Oakmark International and International Small Cap Funds	37

Oakmark International Fund

Letter from the Portfolio Manager	38

Global Diversification Chart	40

Schedule of Investments	41

Oakmark International Small Cap Fund

Letter from the Portfolio Managers	46

Global Diversification Chart	48

Schedule of Investments	49

Oakmark Glossary	56

Trustees and Officers	57

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe", "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

(c) 2009, someecards, inc. | www.someecards.com

Turn the page for a First Quarter Update from the President

President's Letter

Dear Fellow Shareholders,

A sharply weaker economy, continued stress across the banking and financial sector and heavy investor liquidations made the fourth quarter extremely difficult for investors around the world. The broad U.S. and international market indexes have now fallen well over 40% from their peak in 2007. While all of our Funds performed better than the market averages for the year, we are still not satisfied with large negative returns.

Risk and Reward

In times of economic difficulties, we find that it is valuable to step back from the fray and take a quiet and unemotional look at the economic and investment landscape. The negatives in today's economy are easy to inventory: a severe credit crunch, a weakening economy, falling home prices, a shaky financial sector and lousy investor sentiment. On the plus side: governments are working hard to stabilize and stimulate the world economy, most of the negative factors are cyclical in nature and the economy's underlying productive capacity worldwide remains strong.

One of the most striking aspects of today's markets is the valuation of risk. The safest and most liquid securities, such as Treasury Bills, currently offer close to record low (and even briefly offered negative) yields. At the same time, stocks and corporate debt are priced at historically wide discounts to value, as discussed in some of the letters that follow. Two years ago we discussed the systematic underpricing of risk in the marketplace. Today, after investors' massive flight to safety, the pendulum has swung in the other direction. Safe investments are arguably expensive in today's market, and investors appear to be richly rewarded for taking on prudent levels of risk.

We encourage our investors to adopt an investment plan and stick to it. As value investors, we believe that buying stocks at a significant discount to business value provides attractive investment opportunities, and we believe that buying at today's historically wide discounts to value provides a tremendous opportunity. While the depth of the current economic difficulties makes it impossible to predict when the market will hit bottom, the deep valuation discounts suggest to us that disciplined investors who buy stocks today will be richly rewarded over a two-to-three year investment horizon.

Hedge Fund Fraud and Mutual Fund Safety

Most of you have undoubtedly heard about the recent allegations of fraud and theft by managers at several different hedge funds and investment management firms, most notably by Bernard Madoff. We are very troubled by these events, as they erode investor confidence in the money management industry, including mutual funds. Trust is essential to our business, and once lost, it is hard to earn back.

While we continue to run The Oakmark Funds with the utmost integrity, transparency and commitment to the interests of our shareholders, we remind you that the legal and regulatory structure of the mutual fund industry provides extensive safeguards and controls that protect shareholders from these types of risks. These controls include:

•  Mutual funds do not hold direct custody of their assets. All of The Oakmark Funds' assets are held for the benefit of shareholders in segregated accounts by our independent custodian, State Street Bank. State Street also values each Fund's assets and calculates each Fund's price on a daily basis.

•  Fund share purchases and sales and the handling of monies related to these transactions are executed through a fund's independent transfer agent, which in the case of The Oakmark Funds is Boston Financial Data Services.

•  Mutual fund financial statements are audited annually. Our financials are audited by Deloitte & Touche LLP, one of the nation's largest independent auditors.

•  Mutual fund financial statement preparation and our reports to shareholders are subject to an extensive control and review process under the Sarbanes Oxley Act.

•  Fund portfolio holdings are publicly disclosed each quarter.

•  Funds are regulated by and subject to periodic examination by the Securities and Exchange Commission (SEC) and FINRA.

•  Lastly, mutual fund governance and oversight is controlled by a fund board, a majority of whom must be independent. At Oakmark, seven of the Funds' nine Trustees are independent, and the board is led by our independent board chair, Gary Wilner.

Personal Investments in the Funds

Each year, we report the level of our personal Fund ownership to shareholders. We have chosen to voluntarily disclose this information because we believe that it provides

President's Letter

important information to our shareholders. First, our level of ownership underscores our belief in the long-term attractiveness of the mutual funds that we manage. Second, we believe that when investment managers have a substantial amount of their personal wealth tied up in their own funds, their interests are correctly aligned with those of fund shareholders. We believe our ownership of Fund shares is among the highest of any advisory firm in the mutual fund industry and suggest that our alignment is strong. Third, in difficult markets (like the current environment), when events may raise doubts among our investors about staying the investment course, we believe that it is reassuring to our investors to know that the Fund managers themselves have remained constant in their discipline and continue to have a meaningful sum invested alongside the rest of the Funds' investors.

Through the difficult market conditions of the last year, we have maintained a high level of employee Fund ownership. As of December 31, 2008, the value of the shares of The Oakmark Funds owned by the employees of the Funds' adviser, Harris Associates L.P., the Funds' officers, its trustees, and their families exceeded $157 million. Though the market decline caused the value of our holdings to fall from the end of 2007, you can be reassured that as a group, the Funds' portfolio managers added to their positions. We clearly bear both the upside and downside of the Funds' investment results along with our shareholders. Finally, for those particularly interested in portfolio manager holdings, you should know that every Fund manager still owns at least $1 million worth of each Fund that he manages.

Rob Taylor Named Oakmark International Fund Co-Manager

As we recently announced, Rob Taylor, our Director of International Equity Research, will become co-portfolio manager of the Oakmark International Fund effective January 28, 2009. He will join current co-manager, David Herro, Chief Investment Officer of International Equities, who has managed the International Fund since its inception in September 1992. This reflects the strength and depth of our international investing team, as well as Rob's strong contribution to our research and investment thought process.

We appreciate the trust and confidence that you have placed in us, particularly during these difficult times. We thank you for your continued patience and support. We welcome your comments and questions. You can reach us via e-mail at ContactOakmark@oakmark.com.

John R. Raitt
President and CEO of The Oakmark Funds
President and CEO of Harris Associates L.P.

January 16, 2009

THE OAKMARK FUNDS

Summary Information

Performance for Periods Ended December 31, 2008[1]	Oakmark Fund—Class I (OAKMX)	Oakmark Select Fund—Class I (OAKLX)	Oakmark Equity and Income Fund—Class I (OAKBX)	Oakmark Global Fund—Class I (OAKGX)
3 Months*	-22.95%	-20.17%	-11.89%	-24.07%
1 Year	-32.61%	-36.22%	-16.18%	-38.78%
Average Annual Total Return for:
3 Year	-8.42%	-14.60%	1.32%	-6.56%
5 Year	-3.27%	-6.45%	4.51%	1.33%
10 Year	0.73%	3.92%	8.66%	N/A
Since inception	10.88% (8/5/91)	9.52% (11/1/96)	10.79% (11/1/95)	8.54% (8/4/99)
Top Five Equity Holdings as of December 31, 2008[2] Company and % of Total Net Assets	H&R Block, Inc. 3.3% Yum! Brands, Inc. 2.9% Schering-Plough Corp. 2.9% Liberty Media Corp. -Entertainment 2.7% Time Warner Inc. 2.7%	H&R Block, Inc. 9.0% Yum! Brands, Inc. 7.3% Discovery Communications Inc. Class C 7.3% Schering-Plough Corp. 6.3% Liberty Media Corp. -Entertainment 5.8%	XTO Energy, Inc. 4.1% Nestle SA 3.0% Apache Corp. 2.9% CVS Caremark Corp. 2.8% EnCana Corp. 2.8%	Daiwa Securities Group Inc. 5.1% Snap-on Inc. 4.8% Credit Suisse Group 4.2% SAP AG 4.2% Neopost SA 4.1%
Sector Allocation as of December 31, 2008 Sector and % of Market Value	Consumer Discretionary 39.0% Information Technology 18.2% Financials 12.9% Consumer Staples 11.9% Health Care 10.6% Industrials 7.4%	Consumer Discretionary 47.1% Information Technology 23.9% Health Care 15.3% Financials 13.7%	U.S. Government
Securities 42.2%
Consumer Staples 16.9%
Energy 11.8%
Industrials 8.3%
Health Care 8.2%
Consumer
Discretionary 5.8%
Foreign Government
Securities 2.4%
Financials 1.8%
Information
Technology 1.6%
			Materials 1.0%	Consumer Discretionary 25.2% Information Technology 23.7% Financials 17.4% Health Care 13.7% Industrials 12.4% Energy 6.1% Consumer Staples 1.5%

The performance data quoted represents past performance. The above performance information for the Funds does not reflect the imposition of a 2% redemption fee on shares of all Funds, other than Oakmark Equity & Income Fund, redeemed within 90 days, in order to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, visit oakmark.com.

* Not annualized

THE OAKMARK FUNDS

Performance for Periods Ended December 31, 2008[1]	Oakmark Global Select Fund—Class I (OAKWX)	Oakmark International Fund—Class I (OAKIX)	Oakmark International Small Cap Fund—Class I (OAKEX)
3 Months*	-16.33%	-21.40%	-27.26%
1 Year	-32.49%	-41.06%	-45.71%
Average Annual Total Return for:
3 Year	N/A	-8.51%	-12.44%
5 Year	N/A	0.80%	0.98%
10 Year	N/A	6.95%	9.17%
Since inception	-13.60% (10/2/06)	8.31% (9/30/92)	7.31% (11/1/95)
Top Five Equity Holdings as of December 31, 2008[2] Company and % of Total Net Assets	Societe Television Francaise 1 7.0% Adecco SA 6.7% Rohm Company Ltd. 6.6% Liberty Media Corp. -Entertainment 5.7% Daiwa Securities Group Inc. 5.7%	Daiwa Securities Group Inc. 4.2% Credit Suisse Group 3.7% Rohm Company Ltd. 3.5% Societe Television Francaise 1 3.4% Adecco SA 3.3%	Julius Baer Holding Ltd. 3.7% Ichiyoshi Securities Co., Ltd. 3.6% Rheinmetall AG 3.4% Media Prima Berhad 3.3% Bulgari SpA 3.0%
Sector Allocation as of December 31, 2008 Sector and % of Market Value	Consumer Discretionary 32.9% Information Technology 25.8% Financials 20.1% Health Care 14.2% Industrials 7.0%	Consumer Discretionary 35.2% Financials 21.2% Information Technology 16.5% Industrials 14.7% Health Care 4.5% Materials 4.0% Consumer Staples 3.9%	Industrials 36.0% Consumer Discretionary 27.1% Financials 12.8% Information Technology 12.5% Materials 5.5% Consumer Staples 4.6% Health Care 1.5%

As of 9/30/07, the expense ratio for Class I shares was 1.01% for Oakmark Fund, 0.97% for Oakmark Select Fund, 0.83% for Oakmark Equity & Income Fund, 1.13% for Oakmark Global Fund, 1.31% for Oakmark Global Select Fund, 1.05% for Oakmark International Fund and 1.34% for Oakmark International Small Cap Fund.

As of 9/30/08, the expense ratio for Class I shares was 1.10% for Oakmark Fund, 1.08% for Oakmark Select Fund, 0.81% for Oakmark Equity and Income Fund, 1.16% for Oakmark Global Fund, 1.35% for Oakmark Global Select Fund, 1.10% for Oakmark International Fund and 1.41% for Oakmark International Small Cap Fund.

THE OAKMARK FUNDS

OAKMARK AND OAKMARK SELECT FUNDS

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

"In the real world, you hang up a stocking, the next morning you find it filled with JACK SQUAT"

- Matt Foley, motivational speaker, playing Santa Claus

One of the traditions in our family is watching the Christmas classics on TV. We all have our favorite scenes, and each time we see them, we laugh even harder than we did the year before. Though it is comforting that the same shows continue to entertain us, the events of each year keep changing the lens through which we view them. The scene where Clark Griswold gets his Christmas bonus has always been my favorite part of Christmas Vacation. Clark had pre-spent his bonus on a backyard swimming pool. But when he opens his envelope in front of the extended family, instead of a check, he finds a one-year membership to the Jelly-of-the-Month club. Cousin Eddie quickly announces: "Clark, that's the gift that keeps on giving the whole year." Though still funny, this year it was a harsh reminder that very few Christmas bonuses were paid in 2008. And the 1946 classic It's a Wonderful Life—with its depictions of economic hardship, home foreclosures and a run on the bank—always seemed to be just a window into the world of two generations ago. This year it felt like watching the news.

In A Christmas Story, as Ralphie's family is preparing to enjoy their much-anticipated Christmas turkey dinner (the one that instead went to the dogs) the adult Ralphie says: "Oh, life is like that. Sometimes, at the height of our revelries, when our joy is at its zenith, when all is most right with the world, the most unthinkable disasters descend upon us." He could have been talking about the stock market. The second half of 2008, at least economically, was such a disaster. The U.S. market, down 19% in the first three quarters, fell another 35% to its fourth quarter low. One after another, businesses announced lower profits and set expectations for additional declines. More companies lined up for government help. There were more scandals and more bankruptcies. You can't blame investors for becoming depressed.

Lucy:  Do you think you have pantaphobia?

Charlie Brown:  What's pantaphobia?

Lucy:  The fear of everything.

Charlie Brown:  THAT'S IT!

Investors behaved like the depressed Charlie Brown. Net redemptions from U.S. equity mutual funds in the month of October were the highest ever, $72 billion. That was followed by another double-digit billion worth of redemptions in November. (Though some Oakmark shareholders also redeemed, thankfully they did not do so at record levels.) A Wall Street Journal article titled "Stock Investors Lose Faith, Pull Out Record Amounts"3 had quotes from individual investors: "I don't have any confidence in buying new stocks," "If I have some cash lying around, it is going to be in CD's," "Maybe now would be a good time to buy, but I am scared," etc. Despite the fact that mutual fund redemptions have a long history as a contrarian indicator, the media reported on the redemptions as a sign of more declines to come.

"They're finding out now that no Christmas is coming. They're just waking up, I know just what they'll do. Their mouths will hang open a minute or two, then the Whos down in Whoville will say 'boo-hoo'." "That's a noise," grinned the Grinch "that I simply must hear."

There are a lot of Grinches out there. Bad news sells more newspapers, and creates more TV news viewers. More investors than ever are utilizing short selling to position themselves to benefit from bad news, and those investors are as anxious to share their negative views as the traditional managers are to share their positive views. Investors have learned to approach positive news with a healthy dose of skepticism and correctly judge much of what they hear as "too good to be true." But I believe investors have been slow to apply that thinking to the negative, and should also consider the possibility that what they hear is "too bad to be true."

"But instead he heard singing. He hadn't stopped Christmas from coming. It came. Somehow or other it came just the same."

The news in the quarter wasn't all bad. Commodity prices came down sharply. Fears that $150 oil would mean that homes couldn't be heated, cars couldn't be driven, and discretionary income would be non-existent faded away as oil prices fell by over two-thirds, giving consumers a $300 billion price cut. It was entertaining to hear those pundits who claimed that speculators had played very little role in driving up commodity prices now claim that commodity price declines were an expected outcome of hedge-fund deleveraging. In addition to lower commodity prices, the dollar strengthened, Christmas sales were almost as high as last year (but instead were reported as the first decline in holiday sales), and our nation united behind its newly elected President.

OAKMARK AND OAKMARK SELECT FUNDS

Investors are now faced with record low returns on the safest, most liquid assets, such as the short-term Treasury market, where yields briefly turned negative. But investors also have the opportunity to obtain unusually high returns for taking liquidity risk or valuation risk in both debt and equity markets. There is certainly a camp of investors who believe we are on the verge of a severe depression, and if they are right, zero might be a pretty good relative return. But with that view so widely broadcast, I think the contrary position looks very attractive. Stocks declined 52% from their prior all-time high. That's only happened one other time since 1923, which is when the S&P 500 Index4 began daily quotes. Using earlier Dow Jones5 data, it has still only happened once since the Dow was created in 1896. The S&P 500 yield now exceeds the yield on 10-year Treasury Bonds by over a full percentage point, 3.3% vs. 2.1%. Prior to 2008, the last time that stock yields exceeded Treasury Bond yields was over fifty years ago. P/E6 multiples on trailing earnings (which I don't think will be markedly different from recovery-level earnings) are mostly in the single digits, compared to a long-term average in the mid-teens. Last, we are already experiencing a healthy recovery. From its November 20th low through the end of the year, the S&P has increased 20%. This may be the most under-reported market advance ever experienced, and it is usually good news that nobody is paying attention. Whether or not that low holds is anyone's guess, but it isn't especially important to our belief that from today's prices the potential long-term returns for taking risk appear exceptional.

When George Bailey pleaded with the mob at the bank who wanted to withdraw their savings, imploring them to not sell for 50 cents on the dollar to the evil Henry Potter, he said:

"Can't you understand what's happening here? Don't you see what's happening? Potter isn't selling, Potter's buying. And why, because we're panicky and he's not, that's why. He's picking up some bargains. Now we can get through this all right, we've got to stick together, though. We've got to have faith in each other."

We will get through this. Whether the recovery starts in 2009 or takes a little longer, the economy will recover. And when it does, I believe we will look back on the end of 2008 as a time when long-term investors were also "picking up some bargains."

William C. Nygren, CFA
Portfolio Manager

oakmx@oakmark.com
oaklx@oakmark.com

December 31, 2008

OAKMARK AND OAKMARK SELECT FUNDS

OAKMARK FUND

Report from Bill Nygren and Kevin Grant, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (12/31/08) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX4 (UNAUDITED)

		Average Annual Total Returns (as of 12/31/08)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (8/5/91)
Oakmark Fund (Class I)	-22.95%	-32.61%	-3.27%	0.73%	10.88%
S&P 500	-21.94%	-37.00%	-2.19%	-1.38%	7.15%
Dow Jones Average[5]	-18.39%	-31.93%	-1.13%	1.68%	8.84%
Lipper Large Cap Value Index[7]	-21.09%	-36.99%	-1.89%	-0.36%	6.93%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/07 was 1.01%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days, in order to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Fund declined 23% last quarter, bringing its calendar year loss to 33%. Though the 2008 decline was less than the 37% loss suffered by the S&P 500 and led to a good relative ranking among equity mutual funds, we will never be thrilled with a number that begins with a minus sign. Even the best performing sectors—those in which demand is least affected by a weak economy—suffered losses for the quarter. Despite the environment, three of our large holdings (Bristol Myers, H&R Block and McDonald's) achieved positive returns, which helped reduce Fund losses. Our financial holdings, though not our absolute largest losers, had the biggest negative effect on the Fund because of their larger portfolio weightings.

During the quarter we sold four positions. We sold Anheuser Busch in anticipation of its acquisition by InBev. General Mills, one of our best 2008 performers, was sold to make room for more attractive stocks. We sold our voting shares in Discovery in order to purchase more non-voting shares. (See Select report for more on that.) Finally, we sold the small Discovery spin-off, Ascent Media, because it did not meet our criteria of investing only in big businesses. Portfolio additions included Illinois Tool Works, Microsoft and Omnicom and are explained on our website. eBay is described below.

eBay Inc. (EBAY – $14)

eBay conducts the overwhelming majority of Internet-based auctions. eBay also operates a large site where fixed-price sellers list their inventory. In addition, eBay owns PayPal, StubHub, Skype and other related Internet businesses. In general, the company receives a commission for helping buyers and sellers find each other. eBay was one of the dot-com bubble winners. Its stock fell after peaking at $32 in 2000, but reached a new all-time high of $59 in 2004. Though we admired eBay's competitive position, the price of over 100 times earnings made the stock unattractive to us at that time. Since 2004, its sales and earnings have more than doubled, and it has used some of its excess cash to reduce shares outstanding. Combine that with a stock that lost more than three-quarters of its value, and the current multiple is only about 10 times earnings—8 times when adjusted for excess cash. eBay's stock price is now consistent with many brick and mortar retailers, which overlooks the substantial premium that we believe it deserves for operating on an Internet platform that benefits from powerful competitive and scale advantages.

William C. Nygren, CFA Portfolio Manager oakmx@oakmark.com	Kevin G. Grant, CFA Portfolio Manager oakmx@oakmark.com

December 31, 2008

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—December 31, 2008 (Unaudited)

Name	Shares Held	Value
Common Stocks—95.0%
Advertising—0.5%
Omnicom Group, Inc.	426,464	$11,480,411
Apparel Retail—1.5%
Limited Brands	3,814,647	$38,299,056
Broadcasting—0.8%
Discovery Communications, Inc. Class C (a)	1,540,140	$20,622,475
Cable & Satellite—5.2%
Liberty Media Corp. - Entertainment (a)	3,898,680	$68,148,926
Comcast Corp., Class A	4,000,000	64,600,000
		132,748,926
Catalog Retail—0.5%
Liberty Media Holding Corp. - Interactive, Class A (a)	4,199,850	$13,103,532
Computer & Electronics Retail—2.5%
Best Buy Co., Inc.	2,219,400	$62,387,334
Department Stores—2.4%
Kohl's Corp. (a)	1,676,900	$60,703,780
Home Improvement Retail—2.3%
The Home Depot, Inc.	2,481,500	$57,124,130
Household Appliances—2.2%
The Black & Decker Corp.	1,350,000	$56,443,500
Housewares & Specialties—2.2%
Fortune Brands, Inc.	1,350,000	$55,728,000
Motorcycle Manufacturers—1.6%
Harley-Davidson, Inc.	2,462,000	$41,780,140
Movies & Entertainment—7.5%
Time Warner, Inc.	6,747,700	$67,881,862
The Walt Disney Co.	2,700,000	61,263,000
Viacom, Inc., Class B (a)	2,739,745	52,219,540
Liberty Media Holding Corp. - Capital, Class A (a)	1,994,936	9,396,148
		190,760,550

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—December 31, 2008 (Unaudited) cont.

Name	Shares Held	Value
Common Stocks—95.0% (cont.)
Restaurants—4.5%
Yum! Brands, Inc.	2,364,000	$74,466,000
McDonald's Corp.	644,000	40,050,360
		114,516,360
Specialized Consumer Services—3.3%
H&R Block, Inc.	3,658,600	$83,123,392
Brewers—2.3%
InBev NV (b)	2,600,000	$59,922,241
InBev NV, Rights (a) (b)	1,600,000	8,896
		59,931,137
Distillers & Vintners—2.3%
Diageo PLC (c)	1,021,000	$57,931,540
Drug Retail—2.3%
Walgreen Co.	2,400,000	$59,208,000
Hypermarkets & Super Centers—2.0%
Wal-Mart Stores, Inc.	900,000	$50,454,000
Packaged Foods & Meats—2.4%
H.J. Heinz Co.	1,600,000	$60,160,000
Asset Management & Custody Banks—2.1%
Bank of New York Mellon Corp.	1,839,630	$52,116,718
Consumer Finance—3.7%
Capital One Financial Corp.	1,764,800	$56,279,472
American Express Co.	2,000,000	37,100,000
		93,379,472
Investment Banking & Brokerage—1.2%
Morgan Stanley	1,900,000	$30,476,000
Other Diversified Financial Services—5.3%
JPMorgan Chase & Co.	2,000,000	$63,060,000
Bank of America Corp.	2,700,000	38,016,000
Citigroup, Inc.	5,000,000	33,550,000
		134,626,000
Health Care Equipment—2.2%
Medtronic, Inc.	1,750,000	$54,985,000

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—December 31, 2008 (Unaudited) cont.

Name	Shares Held	Value
Common Stocks—95.0% (cont.)
Pharmaceuticals—7.8%
Schering-Plough Corp.	4,251,135	$72,396,829
Bristol-Myers Squibb Co.	2,900,000	67,425,000
GlaxoSmithKline PLC (c)	1,600,000	59,632,000
		199,453,829
Aerospace & Defense—1.7%
The Boeing Co.	1,000,000	$42,670,000
Air Freight & Logistics—2.4%
FedEx Corp.	950,000	$60,942,500
Industrial Conglomerates—1.5%
Tyco International, Ltd.	1,739,500	$37,573,200
Industrial Machinery—1.5%
Illinois Tool Works, Inc.	1,100,000	$38,555,000
Communications Equipment—1.6%
Cisco Systems, Inc. (a)	2,500,000	$40,750,000
Computer Hardware—4.0%
Hewlett-Packard Co.	1,725,000	$62,600,250
Dell Inc. (a)	3,900,000	39,936,000
		102,536,250
Data Processing & Outsourced Services—1.6%
Western Union Co.	2,775,000	$39,793,500
Electronic Manufacturing Services—1.8%
Tyco Electronics, Ltd.	2,839,500	$46,028,295
Internet Software & Services—1.1%
eBay, Inc. (a)	2,000,000	$27,920,000
Office Electronics—1.7%
Xerox Corp.	5,272,400	$42,021,028
Semiconductors—4.4%
Intel Corp.	4,200,000	$61,572,000
Texas Instruments Inc.	3,200,000	49,664,000
		111,236,000
Systems Software—1.1%
Microsoft Corp.	1,400,000	$27,216,000
Total Common Stocks (Cost: $2,802,616,013)		2,408,785,055

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—December 31, 2008 (Unaudited) cont.

Name	Par Value	Value
Short Term Investment—4.2%
Repurchase Agreement—4.2%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 12/31/2008 due 1/2/2009, repurchase price $106,480,760, collateralized by a United States Treasury Bond, with a rate of 6.000%, with a maturity of 2/15/2026, and with a market value plus accrued interest of 108,610,475	$106,480,701	$106,480,701
Total Repurchase Agreement (Cost: $106,480,701)		106,480,701
Total Investments (Cost: $2,909,096,714)—99.2%		$2,515,265,756
Other Assets In Excess of Liabilities—0.8%		20,603,556
Total Net Assets—100%		$2,535,869,312

(a) Non income-producing security.

(b) Represents a foreign domiciled corporation.

(c) Represents an American Depositary Receipt.

OAKMARK FUND

OAKMARK SELECT FUND

Report from Bill Nygren and Henry Berghoef, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (12/31/08) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX4 (UNAUDITED)

		Average Annual Total Returns (as of 12/31/08)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/96)
Oakmark Select Fund (Class I)	-20.17%	-36.22%	-6.45%	3.92%	9.52%
S&P 500	-21.94%	-37.00%	-2.19%	-1.38%	3.81%
Lipper Multi-Cap Value Index[8]	-21.35%	-37.64%	-2.47%	1.28%	4.11%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/07 was 0.97%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days, in order to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Select Fund declined 20% last quarter and 36% for the year. Both compared favorably to the S&P 500 and our equity mutual fund peer group. Despite that, it was not a satisfying year as too many of our holdings suffered from negative business fundamentals. For example, our biggest loser in the quarter was Liberty Interactive Group. Their most important asset is the QVC network. Through twenty years of history, QVC achieved the consistent growth of other cable TV networks, rather than the more volatile returns of most retailers. We did not expect down earnings for QVC in 2008, but that will be the outcome. Despite that, and despite another likely earnings decline in 2009, we believe QVC will recover. Though it is unlikely to justify our purchase price, Liberty Interactive should be a very good investment from this price forward. On the positive side, Bristol Myers, H&R Block and Yum! Brands showed the recession resistance we expected from them, and were a net positive to portfolio performance.

Last quarter the unusual market volatility led to the most portfolio changes in Select's history. We sold positions in Ascent Media, Comcast, Discovery (voting shares), Limited Brands, McDonalds, Morgan Stanley and Xerox. We purchased Bank of America, eBay, Liberty Media Entertainment, Medtronic, Texas Instruments and Tyco Electronics. We believe that the stocks we purchased offer either higher returns or less risk than the stocks we sold, and in most cases they appear to offer both. In addition, these sales added to our tax-loss carry forward, which will likely defer future capital gain distributions for years.

The Discovery transaction bears mention as it shows how short-term supply and demand can drive price away from value. In the third quarter Discovery dissolved their holding company, giving shareholders direct ownership of Discovery Communications. We received an equal number of voting and non-voting shares. Because only the non-voting shares were included in indices used by index funds, those funds needed to buy non-voting shares and sell voting shares. We were able to accommodate them, and actually got paid to upgrade to voting shares. Last quarter the market reversed, and we got paid 6% to swap back into non-voting shares. We sold all of our voting shares, and in turn we more than doubled our position in the non-voting shares. The majority of Discovery's votes are held by insiders whom we trust to take actions they believe will maximize value. So at this price for votes, we don't mind leaving the voting to them.

William C. Nygren, CFA Portfolio Manager oaklx@oakmark.com	Henry R. Berghoef, CFA Portfolio Manager oaklx@oakmark.com

December 31, 2008

OAKMARK SELECT FUND

OAKMARK SELECT FUND

Schedule of Investments—December 31, 2008 (Unaudited)

Name	Shares Held	Value
Common Stocks—95.2%
Broadcasting—7.3%
Discovery Communications, Inc. Class C (a)	9,909,500	$132,688,205
Cable & Satellite—5.7%
Liberty Media Corp. - Entertainment (a)	6,017,029	$105,177,667
Catalog Retail—1.6%
Liberty Media Holding Corp. - Interactive, Class A (a)	9,400,000	$29,328,000
Computer & Electronics Retail—4.3%
Best Buy Co., Inc.	2,800,000	$78,708,000
Movies & Entertainment—9.6%
Viacom, Inc., Class B (a)	4,675,000	$89,105,500
Time Warner, Inc.	8,617,000	86,687,020
		175,792,520
Restaurants—7.3%
Yum! Brands, Inc.	4,215,000	$132,772,500
Specialized Consumer Services—9.0%
H&R Block, Inc.	7,269,600	$165,165,312
Consumer Finance—5.1%
Capital One Financial Corp.	2,910,600	$92,819,034
Other Diversified Financial Services—7.9%
JPMorgan Chase & Co.	2,494,000	$78,635,820
Bank of America Corp.	4,700,000	66,176,000
		144,811,820
Health Care Equipment—3.4%
Medtronic, Inc.	2,000,000	$62,840,000
Pharmaceuticals—11.2%
Schering-Plough Corp.	6,782,954	$115,513,707
Bristol-Myers Squibb Co.	3,810,200	88,587,150
		204,100,857
Computer Hardware—3.2%
Dell Inc. (a)	5,613,000	$57,477,120
Data Processing & Outsourced Services—4.0%
Western Union Co.	5,065,400	$72,637,836

OAKMARK SELECT FUND

OAKMARK SELECT FUND

Schedule of Investments—December 31, 2008 (Unaudited) cont.

Name	Shares Held/ Par Value	Value
Common Stocks—95.2% (cont.)
Electronic Manufacturing Services—4.1%
Tyco Electronics, Ltd.	4,667,838	$75,665,654
Internet Software & Services—3.0%
eBay, Inc. (a)	3,950,200	$55,144,792
Semiconductors—8.5%
Intel Corp.	6,147,000	$90,115,020
Texas Instruments Inc.	4,175,000	64,796,000
		154,911,020
Total Common Stocks (Cost: $1,886,552,775)		1,740,040,337
Short Term Investment—4.5%
Repurchase Agreement—4.5%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 12/31/2008 due 1/2/2009, repurchase price $81,564,000, collateralized by a United States Treasury Bond, with a rate of 6.875%, with a maturity of 8/15/2025, and with a market value plus accrued interest of $83,201,430	$81,563,954	$81,563,954
Total Repurchase Agreement (Cost: $81,563,954)		81,563,954
Total Short Term Investment (Cost: $81,563,954)		81,563,954
Total Investments (Cost: $1,968,116,729)—99.7%		$1,821,604,291
Other Assets In Excess of Liabilities—0.3%		5,820,705
Total Net Assets—100%		$1,827,424,996

(a) Non income-producing security.

OAKMARK SELECT FUND

OAKMARK EQUITY AND INCOME FUND

Report from Clyde S. McGregor and Edward A. Studzinski, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (12/31/08) AS COMPARED TO THE LIPPER BALANCED FUND INDEX9 (UNAUDITED)

		Average Annual Total Returns (as of 12/31/08)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/95)
Oakmark Equity & Income Fund (Class I)	-11.89%	-16.18%	4.51%	8.66%	10.79%
Lipper Balanced Fund Index	-14.01%	-26.19%	0.12%	1.53%	4.99%
S&P 500[4]	-21.94%	-37.00%	-2.19%	-1.38%	5.17%
Lehman Govt./ Corp. Bond[10]	6.42%	5.70%	4.64%	5.64%	6.18%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/07 was 0.83%.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

"I have always known
That at last I would
Take this road, but yesterday
I did not know that it would be today."

Narihira (Japanese poet)

The Equity and Income Fund lost 12% in the quarter ended December 31, 2008, compared to a loss of 14% reported by Lipper for its Balanced Fund Index. For the 2008 calendar year, the Fund declined 16%, while the Lipper Balanced Fund Index dropped 26% over the same period. Most importantly, the Equity and Income Fund has returned 11% compounded annually since its inception.

We should note that we are unhappy with the recent absolute results because they represent a decline in the market value on your and on our investment. We have spent a considerable amount of time reflecting about what, if anything, we could have done differently. Our initial conclusion is that, absent being one hundred per cent in cash (and in the correct cash instruments, at that), it would have been virtually impossible to avoid capital losses over the past year.

We know some of you will wonder about why we continue to invest in energy after the recent declines in oil and natural gas prices. We remain invested in energy because we believe that share prices for our energy issues have yet to approach our business value estimates. Those share prices remain below our business-value based sell targets. Had we sold our energy holdings based on declining prices, we would have been acting contrary to our investment philosophy and discipline. Those sales would have resulted in massive capital gains for the Fund. Selling those securities also would likely have led us to invest in other equities, many of which declined by a similar order of magnitude in the last quarter. Then, based on what we know, we would have wanted to re-enter the energy sector because we believe it offers some of the most attractive price discounts relative to business values. We continue to believe that. The businesses we own are based on sustainable models, have strong balance sheets and also possess excess cash flows, regardless of the vagaries of the current economy. Nonetheless, we apologize for our performance and will continue our efforts to think about lessons learned.

Strong contributors to performance during the quarter were Martin Marietta Materials (which is expected to benefit from the new presidential administration's massive infrastructure investments); PartnerRe Ltd. (due to a turn in the pricing cycle for catastrophe reinsurance and the company's relatively conservative balance sheet); and UST Inc. (which was acquired by Altria Group).

Some detractors from this quarter's returns were concentrated in: the energy sector; businesses whose prospects were tied to discretionary consumer spending; and businesses that were

OAKMARK EQUITY AND INCOME FUND

over-leveraged at a time when access to the capital markets was non-existent.

Portfolio activity was somewhat above prior trends throughout the year. We sold our positions in companies that were exposed to weakened consumer incomes and maintained illiquid balance sheets, including Advanced Medical Optics, Carnival Cruise Lines and Thor Industries.

We initiated new positions in Comcast Corporation, Covidien, Goodrich Corporation, Kinetic Concepts, Kraft, Martin Marietta Materials, Steris Corporation and Williams Companies. Comcast Corporation has been in your portfolio before. It is a well-run business with a management team that we increasingly respect, especially after the appointment of a new chief financial officer who has substantial industry experience. Given that we were starting the year with significant capital gains from the pending acquisition of UST by Altria Group, we have sought to manage our tax position by taking advantage of overall market volatility. Simultaneously we have endeavored to upgrade the overall quality of the portfolio.

We also have begun to change the fixed income portion of the portfolio. The duration has been lengthened out to just above three years. The average maturity is now just under four years. In general, we find ourselves thinking a great deal about fixed income as an asset class. This is because it has become clear that for the time being, at least, U.S. monetary authorities are no longer worried about creating a "moral hazard": a situation in which executives believe they can act irresponsibly because if anything goes wrong, their companies, too, will be bailed out. To put it another way, all incompetence is being excused with the following refrain: "If only the economy hadn't been so bad, then our business never would have failed." In turn, the real estate bubble has been replaced by a bubble in U.S. Treasury Securities, which offer minimal returns, although they guarantee a return of your investment. We recognize that monetary authorities needed to provide some relief to keep the economy from spiraling downward into what could be another Great Depression. Hence, the government printing presses have been running at full tilt, and short and intermediate government bond yields have dropped to similar levels as those seen in Japan in recent years. Our concern, however, is that no one seems to be paying much attention to the consequences of issuing so much debt, which could ultimately cause inflation. We are also concerned that the U.S. dollar will continue to lose value relative to other currencies, as the monetary authorities find themselves unable to raise U.S. rates enough to attract investors away from overseas markets and into our debt markets.

As we reconsider the fixed income portion of the portfolio, we continue to see little reason to purchase generic high-yield securities. Even though the potential returns appear attractive, the default rates in these securities are now higher than ever before for this asset class. They should continue to rise for the foreseeable future. However, we are interested in high quality corporate debt, depending on the specific situation. As always, though, the devil is in the details. We think those investment pundits—who just a few short years ago loudly (and erroneously) declared to the public that common stock returns would always be superior to those offered by bonds—will not achieve the result they expect now that they are predicting that corporate bonds are the "no-brainer" investment for 2009. Success in corporate bonds requires a thorough understanding of, among other things, where the debt is being housed within the corporate capital structure. It also requires an accurate evaluation of the sustainability of the company's business model, cash flow, and quality of its balance sheet.

End of the Empire?

David Roche, formerly an investment strategist at Morgan Stanley and now president of an independent consulting firm in London, authored an interesting piece in the October 2008 Far East Economic Review titled "Another Empire Bites the Dust."11 Roche's premise is that over the long term all empires and civilizations undergo a pattern of corruption: first the ideology loses sway, next the economic model falters, then the currency loses favor, and finally military power wanes. Roche's explanation is perhaps the most important aspect of the article: "Unsustainable living standards at the empire's core, which are enjoyed but not earned, depend upon flows of wealth from the periphery." In the current market environment, the "empires" are those countries in which, like the U.S., consumers spent briskly, regardless of the consequences, and the "peripheries" were those economies in which consumers saved more than they spent and leverage/personal debt was considered sinful.

It would be relatively easy at this point to get bogged down into a discussion about whether the debt bubble and its subsequent collapse are the consequence of the moral failures of both the American government and the American consumer, thereby transmuting the credit crisis into a moral philosophical debate. This results in obscuring the forest for the trees. Rather, we think the real issue, which Roche touches on before moving to more Puritanistic arguments, is that the extent of U.S debt resulted in a dysfunctional system of financial intermediaries. An example of this dysfunction is the extensive securitization of retail mortgage loans into packages that were sold in slices to different classes of investors. These new securities prompted financial institutions like thrifts to approve far riskier mortgages than ever before. Gone are the days when mortgage loans were made only to borrowers who lived within driving distance from the home office, the loan was retained in the bank or thrift's own portfolio, and the loan officers were held responsible for making sure the payments and the property were maintained. In order to address this situation, increased government intervention has created a total inability to price and clear financial risk. Without the ability to price risk, bailouts simply become band-aids that reward those who made bad investments or bad loans.

How this scenario plays out remains to be seen, of course. However, we suggest that rather than focusing on short-term domestic concerns, U.S. politicians should keep in mind the long-term consequences of their policy decisions. The danger of this type of intervention results in the U.S. economy no longer being held up as the global model for others to follow and causes foreign investors to question whether they can trust our word, which ultimately threatens the value of the dollar. The other danger is a return of

OAKMARK EQUITY AND INCOME FUND

jingoistic behavior in U.S. politics, which leads to trade protectionism and tariffs rather than global free trade and free market economics, which if nothing else have intertwined the world economies so much as to make the likelihood of another world war extremely remote. That said, one result we expect to see is the major deleveraging of financial institutions, especially commercial banks. In that environment, the industries that will be most likely to prosper will be those that provide consumer staples, such as healthcare and utilities. Brand name businesses, especially the so-called "luxury brands," will be revisited by global consumers, who will likely prioritize value in their shopping and investing. The test domestically will be whether the threat of a real economic crisis will change U.S. consumers' patterns of behavior.

And the Winner Was...

Some time ago, we raised the tongue-in-cheek question about who had won the Cold War after the supposed death of Communism. We now raise the question again in a less tongue-in-cheek way, as we watch the socialization of both credit and risk in the United States. As so often has been the case, we note that Stephanie Pomboy of Macro Mavens put it rather aptly in her December 23, 2008 piece when she said, "The Fed, as it did in 2002-3, is taxing responsible behavior in a bid to get investors to get out and take risk."12 Cash has become an asset class that offers no real return, other than the Treasury Department's assurance that you will get your principal back. Potential returns on corporate credit, either high quality or "junk" bonds, are near record levels for some industries. Pension funds and others needing to meet certain investment requirements may find such opportunities too compelling to resist, especially since default risk is portrayed to have virtually disappeared. Many investors currently assume that they are not really "going long" risk, but rather that they are "partnering with Uncle Sam." Of course, if the U.S. consumer decides to save rather than spend, the above calculus fails. Thus, we are faced with a concern that has bedeviled us for most of the past twelve months. Are we facing deflation, inflation, or both? Members of both the outgoing and incoming administrations speak of the need to get cash out to the consumer so that they can start spending again. We suspect that there is a "whistling past the graveyard" aspect to these comments, as the December release of Flow of Funds data show that households posted their first net borrowing reduction in the 56-year history of the survey. The question then becomes, if the financial deleveraging is behind us, where are we in the so-called economic deleveraging process? We believe that the larger economy is only beginning to deleverage and that it remains unclear how this process will affect investing.

Into the Valley of Death...

At the end of this quarter, 51.5% of the Equity and Income Fund was in equities, 42.3% in fixed income, and the balance held in cash. We continue to search for undervalued securities, both equities and fixed income, in which to invest. In recent months, we have found investment opportunities in certain equity sectors, but these opportunities have been coupled with warnings of profit weakness anticipated for 2009. This combination has turned us into bidders for these equities while others have been acting as forced sellers looking for liquidity. And while the world's consumers and businesses continue to deleverage, we expect to remain opportunistic bidders in both equities and selected fixed income securities. Because we view investing as an ongoing, long-term process, not a short-term grab for performance, we have begun—and expect to continue to— upgrade the portfolio by investing in high quality businesses at valuations that have not been seen in years. We recognize that we may be early investors in many of these securities, but that is the nature of our process. That said, we are comfortable waiting for situations that fit our value criteria, and we believe that our investments should provide superior long-term opportunities. As we often say, when it comes to investment success, all we need to find is one or two really good ideas a year—and avoid the value traps that have recently been the bane of many. We believe our competitive advantages remain our long-term time horizon and attention to business valuation.

The portfolio remains defensively postured, albeit somewhat less so than before. We believe that prospective out-sized risk-adjusted returns seem to be now coming over the horizon. However, as investment risks evolve, we expect that our defensive posture will most likely continue a bit longer. Should opportunities present themselves that warrant a different response, we will react accordingly. We shall write to you again at the conclusion of the next quarter.

Clyde S. McGregor, CFA Portfolio Manager oakbx@oakmark.com	Edward A. Studzinski, CFA Portfolio Manager oakbx@oakmark.com

December 31, 2008

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—December 31, 2008 (Unaudited)

Name	Shares Held	Value
Equity and Equivalents—51.6%
Common Stocks—51.6%
Apparel Retail—1.8%
The TJX Cos., Inc.	8,000,000	$164,560,000
Foot Locker, Inc.	7,050,000	51,747,000
		216,307,000
Cable & Satellite—2.6%
Comcast Corp., Class A	11,023,189	$186,071,430
Scripps Networks Interactive, Inc., Class A	6,208,000	136,576,000
		322,647,430
Home Furnishings—0.5%
Mohawk Industries, Inc. (a)	1,000,000	$42,970,000
Leggett & Platt, Inc.	1,279,056	19,428,861
		62,398,861
Publishing—0.6%
The Washington Post Co., Class B	200,000	$78,050,000
Distillers & Vintners—2.7%
Diageo PLC (b)	5,950,000	$337,603,000
Drug Retail—2.8%
CVS Caremark Corp.	12,270,000	$352,639,800
Packaged Foods & Meats—6.3%
Nestle SA (b) (f)	9,457,500	$371,396,025
ConAgra Foods, Inc.	16,500,000	272,250,000
Kraft Foods, Inc., Class A	5,173,017	138,895,507
		782,541,532
Personal Products—2.0%
Avon Products, Inc.	10,603,700	$254,806,911
Tobacco—2.0%
UST, Inc.	3,500,000	$242,830,000
Coal & Consumable Fuels—0.4%
Walter Industries, Inc.	3,100,000	$54,281,000
Oil & Gas Exploration & Production—9.8%
XTO Energy, Inc.	14,305,572	$504,557,524
Apache Corp.	4,850,000	361,470,500
EnCana Corp. (c)	7,500,000	348,600,000
		1,214,628,024

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—December 31, 2008 (Unaudited) cont.

Name	Shares Held	Value
Equity and Equivalents—51.6% (cont.)
Oil & Gas Storage & Transportation—0.9%
Williams Cos., Inc.	7,500,000	$108,600,000
Reinsurance—1.4%
PartnerRe, Ltd. (c)	2,500,000	$178,175,000
Health Care Equipment—5.4%
Medtronic, Inc.	9,500,000	$298,490,000
Hospira, Inc. (a)	8,000,000	214,560,000
Covidien Ltd.	2,950,000	106,908,000
Steris Corp.	1,500,000	35,835,000
Kinetic Concepts, Inc. (a)	850,000	16,303,000
		672,096,000
Health Care Services—1.9%
Laboratory Corp. of America Holdings (a)	3,700,000	$238,317,000
Life Sciences Tools & Services—0.4%
Varian, Inc. (a)	1,409,400	$47,228,994
Aerospace & Defense—3.7%
Rockwell Collins, Inc.	6,000,000	$234,540,000
Alliant Techsystems, Inc. (a)	1,285,200	110,218,752
General Dynamics Corp.	1,227,236	70,676,521
Goodrich Corp.	1,150,000	42,573,000
		458,008,273
Industrial Machinery—3.6%
ITT Corp.	6,500,000	$298,935,000
Pentair, Inc.	4,000,000	94,680,000
Mueller Water Products, Inc., Class B	6,000,000	50,640,000
		444,255,000
Marine—0.5%
Kirby Corp. (a)	2,550,000	$69,768,000
Application Software—0.1%
Mentor Graphics Corp. (a)	3,189,718	$16,490,842
Communications Equipment—0.6%
EchoStar Corp. (a)	4,900,000	$72,863,000
Electronic Manufacturing Services—0.8%
Tyco Electronics, Ltd.	6,250,000	$101,312,500

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OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—December 31, 2008 (Unaudited) cont.

Name	Shares Held/ Par Value		Value
Equity and Equivalents—51.6% (cont.)
Construction Materials—0.8%
Martin Marietta Materials, Inc.		975,000	$94,653,000
Total Common Stocks (Cost: $6,927,389,541)			6,420,501,167
Total Equity and Equivalents (Cost: $6,927,389,541)			6,420,501,167
Fixed Income—42.2%
Corporate Bonds—0.4%
Other Diversified Financial Services—0.1%
Private Export Funding Corp. Secured Note, Series 1, 7.20%, due 1/15/2010		$15,000,000	$15,997,245
Property & Casualty Insurance—0.1%
Fund American Cos., Inc., 5.875%, due 5/15/2013		$7,605,000	$5,534,835
Paper Packaging—0.1%
Sealed Air Corp., 144A, 5.625%, due 7/15/2013 (d)		$19,400,000	$16,030,298
Consumer Finance—0.1%
Toyota Motor Credit Corp., 4.00%, due 6/25/2010		$15,000,000	$14,707,395
Oil & Gas Exploration & Production—0.0%
Newfield Exploration Co., 7.625%, due 3/1/2011		$2,300,000	$2,162,000
Total Corporate Bonds (Cost: $57,633,616)			54,431,773
Government and Agency Securities—41.8%
Canadian Government Bonds—0.4%
Canadian Government Bond, 4.00%, due 6/1/2016	CAD	30,000,000	$27,013,123
Canadian Government Bond, 3.75%, due 9/1/2011	CAD	30,000,000	25,828,432
			52,841,555
Federal Republic of Germany Bonds—1.8%
Bundesrepublik Deutschland, 4.25%, due 1/4/2014	EUR	60,000,000	$90,804,964
Bundesrepublik Deutschland, 5.00%, due 7/4/2012	EUR	60,000,000	90,776,606
Bundesrepublik Deutschland, 3.50%, due 1/4/2016	EUR	30,000,000	43,711,487
			225,293,057
U.S. Government Agencies—7.2%
Federal Farm Credit Bank, 3.50%, due 10/3/2011		$100,000,000	$105,352,800
Federal Farm Credit Bank, 0.398%, due 2/22/2012 (e)		97,000,000	95,967,144
Federal Home Loan Bank, 3.25%, due 3/11/2011		80,000,000	83,398,640

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—December 31, 2008 (Unaudited) cont.

Name	Par Value	Value
Fixed Income—42.2% (cont.)
U.S. Government Agencies—7.2% (cont.)
Tennessee Valley Authority, 5.50%, due 7/18/2017	$58,500,000	$68,716,031
Tennessee Valley Authority, 6.79%, due 5/23/2012	58,730,000	67,420,748
Federal Farm Credit Bank, 2.75%, due 5/4/2010	50,000,000	51,271,550
Federal Farm Credit Bank, 2.25%, due 7/1/2010	50,000,000	51,002,300
Federal Farm Credit Bank, 3.875%, due 11/13/2012	40,000,000	42,264,200
Federal Home Loan Bank, 4.25%, due 11/20/2009	38,000,000	39,193,922
Federal Farm Credit Bank, 3.15%, due 5/19/2011	35,000,000	36,461,460
Federal Farm Credit Bank, 4.25%, due 4/15/2013	25,000,000	25,010,875
Federal Farm Credit Bank, 4.92%, due 1/11/2010	19,400,000	20,232,241
Federal Farm Credit Bank, 4.50%, due 10/17/2012	15,750,000	17,022,899
Federal Farm Credit Bank, 5.125%, due 8/25/2016	14,625,000	16,735,271
Federal Farm Credit Bank, 3.875%, due 8/25/2011	14,500,000	15,406,685
Federal Farm Credit Bank, 2.75%, due 11/20/2009	15,000,000	15,278,850
Tennessee Valley Authority, 4.375%, due 6/15/2015	10,000,000	10,832,110
Federal Farm Credit Bank, 5.15%, due 7/20/2009	10,216,000	10,479,195
Federal Farm Credit Bank, 3.85%, due 2/11/2015	9,750,000	10,414,141
Federal Farm Credit Bank, 5.25%, due 7/16/2010	9,700,000	10,338,958
Federal Home Loan Bank, 4.375%, due 10/22/2010	9,750,000	10,298,048
Tennessee Valley Authority, 5.625%, due 1/18/2011	8,721,000	9,314,586
Federal Home Loan Bank, 3.50%, due 12/10/2010	8,750,000	9,121,385
Federal Farm Credit Bank, 5.28%, due 8/16/2013	7,500,000	8,416,343
Federal Farm Credit Bank, 5.20%, due 11/28/2016	5,850,000	6,720,135
Federal Farm Credit Bank, 4.85%, due 12/16/2009	6,305,000	6,550,346
Federal Farm Credit Bank, 5.125%, due 6/6/2011	5,435,000	5,920,242
Federal Farm Credit Bank, 4.875%, due 12/16/2015	4,875,000	5,483,834
Federal Farm Credit Bank, 4.92%, due 8/26/2013	4,875,000	5,397,273
Federal Farm Credit Bank, 5.10%, due 8/9/2011	4,850,000	5,302,102
Federal Farm Credit Bank, 4.75%, due 5/7/2010	4,850,000	5,103,539
Federal Farm Credit Bank, 4.90%, due 9/2/2009	4,850,000	4,991,407
Federal Farm Credit Bank, 4.85%, due 3/9/2011	4,322,000	4,650,165
Federal Farm Credit Bank, 5.05%, due 5/25/2011	3,880,000	4,216,027
Tennessee Valley Authority, 4.875%, due 12/15/2016	3,750,000	4,187,355
Federal Farm Credit Bank, 4.50%, due 8/8/2011	2,910,000	3,118,178
Federal Farm Credit Bank, 4.82%, due 10/12/2012	2,425,000	2,649,448
		894,240,433
U.S. Government Bonds—1.0%
United States Treasury Bonds, 3.50%, due 1/15/2011 , Inflation Indexed	$130,699,800	$128,279,763

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—December 31, 2008 (Unaudited) cont.

Name	Par Value		Value
Fixed Income—42.2% (cont.)
U.S. Government Notes—31.4%
United States Treasury Notes, 4.875%, due 2/15/2012		$485,000,000	$542,707,240
United States Treasury Notes, 5.125%, due 6/30/2011		485,000,000	536,796,545
United States Treasury Notes, 2.875%, due 1/31/2013		500,000,000	536,758,000
United States Treasury Notes, 5.00%, due 8/15/2011		242,500,000	269,989,558
Unites States Treasury Notes, 4.25%, due 1/15/2011		250,000,000	268,906,250
United States Treasury Notes, 2.75%, due 2/28/2013		250,000,000	267,109,500
United States Treasury Notes, 2.75%, due 10/31/2013		250,000,000	265,781,250
United States Treasury Notes, 4.75%, due 3/31/2011		242,500,000	264,078,620
United States Treasury Notes, 2.125%, due 4/30/2010		250,000,000	255,976,500
United States Treasury Notes, 1.375%, due 7/15/2018 , Inflation Indexed		251,165,000	234,898,048
United States Treasury Notes, 2.625%, due 7/15/2017 , Inflation Indexed		130,662,500	133,898,487
United States Treasury Notes, 1.625%, due 1/15/2018 , Inflation Indexed		129,265,000	122,690,711
United States Treasury Notes, 1.625%, due 1/15/2015 , Inflation Indexed		113,459,000	105,215,523
United States Treasury Notes, 2.00%, due 1/15/2016 , Inflation Indexed		109,153,000	104,531,025
			3,909,337,257
Total Government and Agency Securities (Cost: $4,900,409,478)			5,209,992,065
Total Fixed Income (Cost: $4,958,043,094)			5,264,423,838
Short Term Investments—6.1%
Canadian Treasury Bills—1.3%
Canadian Treasury Bills, 0.83% - 2.75%, due 1/22/2009 - 9/3/2009	CAD	200,000,000	$161,568,449
Total Canadian Treasury Bills (Cost: $187,588,098)			161,568,449
U.S. Government Agencies—0.6%
Federal Home Loan Bank, 0.35% - 0.92%, due 1/5/2009 - 9/14/2009		$65,000,000	$64,843,188
Farmer Mac Discount Notes, 0.81%, due 3/3/2009		9,265,000	9,263,916
Total U.S. Government Agencies (Cost: $73,995,469)			74,107,104

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—December 31, 2008 (Unaudited) cont.

Name	Par Value	Value
Short Term Investments—6.1% (cont.)
U.S. Government Bills—2.4%
United States Treasury Bills, 2.12% - 2.19%, due 7/2/2009 - 8/27/2009	$300,000,000	$299,584,700
Total U.S. Government Bills (Cost: $296,329,083)		299,584,700
Repurchase Agreement—1.8%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 12/31/2008 due 1/2/2009, repurchase price $228,930,255, collateralized by United States Treasury Bonds, with rates from 6.000% - 6.875%, with maturities from 8/15/2025 - 2/15/2026 and with an aggregate market value plus accrued interest of $233,508,956	$228,930,128	$228,930,128
Total Repurchase Agreement (Cost: $228,930,128)		228,930,128
Total Short Term Investments (Cost: $786,842,778)		764,190,381
Total Investments (Cost: $12,672,275,413)—99.9%		$12,449,115,386
Foreign Currencies (Cost: $20,568,514)—0.2%		$20,251,114
Liabilities In Excess of Other Assets—(0.1)%		(14,852,699)
Total Net Assets—100%		$12,454,513,801

(a) Non income-producing security.

(b) Represents an American Depositary Receipt.

(c) Represents a foreign domiciled corporation.

(d) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(e) Floating Rate Note. Rate shown is as of December 31, 2008.

(f) Market value is determined in good faith in accordance with procedures established by the Board of Trustees.

Key to abbreviations:

CAD: Canadian Dollar

EUR: Euro Dollar

OAKMARK EQUITY AND INCOME FUND

OAKMARK GLOBAL FUND

Report from Clyde S. McGregor and Robert A. Taylor, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK GLOBAL FUND FROM ITS INCEPTION (8/4/99) TO PRESENT (12/31/08) AS COMPARED TO THE MSCI WORLD INDEX13 (UNAUDITED)

		Average Annual Total Returns (as of 12/31/08)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	Since Inception (8/4/99)
Oakmark Global Fund (Class I)	-24.07%	-38.78%	1.33%	8.54%
MSCI World	-21.77%	-40.71%	-0.50%	-1.39%
Lipper Global Fund Index[14]	-20.24%	-38.77%	0.43%	0.43%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/07 was 1.13%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days, in order to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

For the quarter ended December 31, Oakmark Global Fund recorded a decline of 24%, compared a decline of 22% for the MSCI World Index. The Lipper Global Fund Index registered a 20% decline. Calendar year performance for the Fund was -39%, compared to -39% for the Lipper Global Fund Index and -41% for the MSCI World Index. Despite this difficult year, the Fund still possesses a respectable annualized return of 9% since inception, compared to an annualized loss of 1% for the MSCI World Index over the same time period.

Our positions in France, the U.K., and Sweden all contributed substantially to the Fund's results for the quarter, but not enough to offset the weak performance of the Fund's Swiss, Irish, and U.S. positions. With regard to individual holdings, shares of Discovery Communications held up better than most stocks in the quarter. At the end of the third calendar quarter, the company completed its corporate structure simplification. This action, combined with the company's solid third quarter earnings and significant insider share purchases, attracted investors. On the other hand, Credit Suisse's price declined as the credit crunch continued to take a toll on financial companies.

Buy Low, Sell High

The question we continually hear from investors is, "When do you think markets will stop going down?" This is an understandable question given that 2008 was one of the worst markets for equities—and most asset classes, for that matter. In fact, at no time during 2008 did the S&P 5004 or the MSCI World Index close above the 12/31/07 closing price! There is a growing fear that equity investing is too risky. This level of risk is exemplified by the VIX Index15, which indicates that volatility, or risk, has hit record highs. The VIX averaged 33 for the year and peaked just below 90 in late October. To put this in perspective, the index averaged less that 20 from its inception in 1990 through 2007, and its previous high point was less than 45. We do not know when markets will stop falling, but when we see such extreme shifts, as we have with the VIX, we sense opportunity.

As a reminder, we do not define risk as volatility. We define risk as the likelihood of incurring permanent capital losses for our clients. We actually believe the risk of losing money for our clients

OAKMARK GLOBAL FUND

goes down as markets get cheaper. So to us, the real question is, "Are equities cheap enough at current levels to compensate us for the risks of the economy, leverage and uncertainty in the market place?" We think the answer is a resounding "yes" and receive comfort from numerous valuation metrics.

Price to earnings ratios in most developed countries are below their historic averages. We understand that many investors are skeptical of current earnings estimates. Indeed, the analysts working for The Oakmark Funds have been busy adjusting earnings forecasts to account for the new economic environment. However, there are several non-earnings-related factors around the world that highlight the attractiveness of equity valuations. First, dividend yields in the U.K. are more attractive than its government's bond yields. Second, roughly 50% of equities in Japan are trading at less than book value. One can even find Japanese companies trading below the net cash on their balance sheets! Third, market prices in the United States were trading at 59% of GDP at the end of November. This compares favorably to the long-term average of 79%. In contrast, in 1928 and 2000—two previous instances when the market was at extremely high levels—stocks were trading at almost two times GDP. Lastly, the securities on our approved lists are at the largest discount to our estimate of their intrinsic value ever, with most stocks trading at less than 50% of sell targets. Again, we cannot tell you when the markets will turn. However, with equity prices at such inexpensive levels, we are optimistic that over the medium- and long-term equity returns will be very attractive.

Who says the Markets are Rational?

Every day we are bombarded with negative headlines surrounding the automotive industry. At least two U.S. automotive companies are teetering at the edge of bankruptcy, U.S. auto volumes are at annualized levels not seen since the early 1980s, and European volumes are falling as well. Despite this negative news, Volkswagen AG (VOW) became the most valuable company in the world, reaching a market cap of $370 billion at the end of October! How could this be?

Using an unfair and nonshareholder-friendly disclosure rule in Germany, Porsche, which already held a 42.6% equity stake in VOW, announced that it had secretly built up an additional 31.5% stake using options. This combined stake, along with a local government stake of 20%, left less than 6% of Volkswagen's stock as "float." This announcement prompted a surge of buying in VOW stock. Anyone shorting VOW had to buy back shares that were not available, creating an unparalleled short squeeze and pushing the share price up almost 300% in one day.

Clearly, non-fundamental reasons drove VOW's share price to very extreme levels. At the peak, VOW was trading for 75x cashflow and almost 3x sales. These are unrealistically high multiples, especially given the current environment. In our valuation work, we often use publicly listed comparable companies when pricing the businesses on our approved list. However, just like with any financial tool or model, the inputs need to be rational. Suffice it to say that we are not using VOW's valuation as a reasonable comparable.

Unlike VOW which sold at artificially high prices, we think our automotive names are priced at artificially low prices. Daimler is currently trading at 5x cashflow and 0.19x sales, while Toyota is trading at 8x and 0.13x sales, respectively—and these multiples are based on below trend numbers! Both Daimler and Toyota earn margins and returns at the high end of the industry, make cars consumers want to buy, have limited or no unfunded pension obligations and have net cash on their balance sheets. Toyota, for example, has over $60 billion of net cash and investments on its balance sheet, we believe more than enough to help the company weather the current downturn. Despite all the recent negative news, the industry enjoys some significant positives. Strong secular trends have developed in emerging markets as the middle class in those areas are developing into consumers. In addition, in the U.S., more cars are being scrapped than are currently being produced. As the U.S. economy normalizes and immigration increases, this situation cannot persist, and volume growth will resume. The auto market may get worse from here, but at these prices, we believe we are being compensated for the short-term risks until a more normal environment returns.

Happy New Year! Here's to a healthy and prosperous 2009.

Clyde S. McGregor, CFA Portfolio Manager oakgx@oakmark.com	Robert A. Taylor, CFA Portfolio Manager oakgx@oakmark.com

December 31, 2008

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Global Diversification—December 31, 2008 (Unaudited)

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—December 31, 2008 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—97.1%
Apparel, Accessories & Luxury Goods—4.8%
Bulgari SpA (Italy)	Jewelry Manufacturer & Retailer	6,493,700	$40,343,679
Luxottica Group SpA (Italy)	Manufacturer and Retailer of Eyeglass Frames and Sunglasses	1,471,900	26,122,544
			66,466,223
Automobile Manufacturers—5.8%
Daimler AG Registered (Germany)	Automobile Manufacturer	1,166,000	$43,981,887
Toyota Motor Corp. (Japan)	Automobile Manufacturer	1,114,500	36,249,479
			80,231,366
Broadcasting—6.7%
Societe Television Francaise 1 (France)	Broadcasting & Cable TV	3,517,200	$51,042,006
Discovery Communications, Inc. Class C (United States) (a)	Media Management & Network Services	1,656,850	22,185,222
Discovery Communications, Inc. Class A (United States) (a)	Media Management & Network Services	1,359,850	19,255,476
			92,482,704
Household Appliances—4.8%
Snap-On Incorporated (United States)	Tool & Equipment Manufacturer	1,706,000	$67,182,280
Movies & Entertainment—1.4%
Live Nation, Inc. (United States) (a)	Live Events Producer, Operator, & Promoter	3,319,900	$19,056,226
Publishing—1.0%
The Washington Post Co.,
Class B (United States)	Newspaper & Magazine
	Publishing; Educational &
	Career Development
	Service Provider	36,760	$14,345,590

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—December 31, 2008 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—97.1% (cont.)
Distillers & Vintners—1.5%
Diageo PLC (United Kingdom)	Beverages, Wines, & Spirits Manufacturer	1,471,800	$20,335,539
Oil & Gas Exploration & Production—5.9%
XTO Energy, Inc. (United States)	Oil & Natural Gas Exploration & Production	1,445,000	$50,965,150
Apache Corp. (United States)	Oil & Natural Gas Exploration & Production	411,400	30,661,642
			81,626,792
Asset Management & Custody Banks—3.5%
Julius Baer Holding AG (Switzerland)	Asset Management	1,253,200	$47,678,731
Diversified Banks—0.6%
Bank of Ireland (Ireland)	Commercial Bank	7,477,200	$8,668,326
Diversified Capital Markets—7.7%
Credit Suisse Group (Switzerland)	Wealth Management & Investment Banking	2,119,000	$57,647,596
UBS AG (Switzerland) (a)	Wealth Management & Investment Banking	3,523,000	49,556,411
			107,204,007
Investment Banking & Brokerage—5.1%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	12,014,000	$70,587,610
Health Care Equipment—5.0%
Covidien Ltd. (United States)	Health Care Equipment & Supplies	986,400	$35,747,136
Medtronic, Inc. (United States)	Health Care Equipment	1,075,700	33,798,494
			69,545,630
Health Care Services—3.6%
Laboratory Corp. of America Holdings (United States) (a)	Medical Laboratory & Testing Services	782,700	$50,413,707

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—December 31, 2008 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—97.1% (cont.)
Life Sciences Tools & Services—2.0%
MDS, Inc. (Canada) (a)	Products & Services for Medical Product Manufacturers	4,466,000	$27,376,580
Pharmaceuticals—2.7%
GlaxoSmithKline PLC (United Kingdom)	Pharmaceuticals	2,016,700	$37,244,223
Aerospace & Defense—1.7%
Alliant Techsystems, Inc. (United States) (a)	Propulsion Systems & Munitions	269,087	$23,076,901
Building Products—1.6%
Assa Abloy AB, Series B (Sweden)	Develops, Designs, & Manufactures Security Locks	2,038,300	$23,040,371
Human Resource & Employment Services—3.0%
Adecco SA (Switzerland)	Temporary Employment Services	1,227,400	$41,558,459
Industrial Machinery—1.9%
ITT Corp. (United States)	Designs & Manufactures
	Variety of Engineered Products
	and Military Defense Systems	591,400	$27,198,486
Railroads—3.1%
Union Pacific Corp. (United States)	Rail Transportation Provider	889,600	$42,522,880
Research & Consulting Services—0.7%
Meitec Corp. (Japan)	Software Engineering Services	565,000	$9,676,794
Application Software—4.1%
SAP AG (Germany)	Develops Business Software	1,620,600	$57,542,331
Electronic Components—2.6%
OMRON Corp. (Japan)	Component, Equipment, & System Manufacturer	2,706,300	$35,976,353
Electronic Manufacturing Services—1.7%
Tyco Electronics, Ltd. (United States)	Manufactures Electronic Components	1,492,600	$24,195,046
Office Electronics—4.1%
Neopost SA (France)	Mailroom Equipment Supplier	626,200	$56,431,196

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—December 31, 2008 (Unaudited) cont.

Name	Description	Shares Held/ Par Value	Value
Common Stocks—97.1% (cont.)
Semiconductors—6.4%
Rohm Co., Ltd. (Japan)	Integrated Circuits &
	Semiconductor Devices
	Manufacturer	976,400	$48,772,295
Intel Corp. (United States)	Computer Component Manufacturer & Designer	2,741,700	40,193,322
			88,965,617
Systems Software—4.1%
Oracle Corp. (United States) (a)	Software Services	3,176,000	$56,310,480
Total Common Stocks (Cost: $1,852,622,586)			1,346,940,448
Short Term Investment—1.5%
Repurchase Agreement—1.5%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 12/31/2008 due 1/2/2009, repurchase price $20,077,355, collateralized by a United States Treasury Bond, with a rate of 7.625%, with a maturity of 2/15/2025, and with a market value plus accrued interest of $20,515,275		$20,077,344	$20,077,344
Total Repurchase Agreement (Cost: $20,077,344)			20,077,344
Total Short Term Investment (Cost: $20,077,344)			20,077,344
Total Investments (Cost: $1,872,699,930)—98.6%			$1,367,017,792
Other Assets In Excess of Liabilities—1.4%			19,820,799
Total Net Assets—100%			$1,386,838,591

(a)  Non income-producing security.

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

Report from Bill Nygren and David Herro, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK GLOBAL SELECT FUND FROM ITS INCEPTION (10/2/06) TO PRESENT (12/31/08) AS COMPARED TO THE MSCI WORLD INDEX13 (UNAUDITED)

	Total Returns (as of 12/31/08)
(Unaudited)	Last 3 Months*	1-year	Average Annual Total Return Since Inception (10/2/06)
Oakmark Global Select Fund (Class I)	-16.33%	-32.49%	-13.60%
MSCI World	-21.77%	-40.71%	-14.64%
Lipper Global Fund Index[14]	-20.24%	-38.77%	-13.29%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/07 was 1.31%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days, in order to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Global Select Fund finished the quarter down 16%, which compares to the MSCI World Index, which ended down 22%. Year-to-date, your Fund declined 32% versus the MSCI World Index, which fell 41%.

Impact Players

Two new purchases during the quarter, Liberty Media Corp. and Texas Instruments, were the top contributors, returning 59% and 6% respectively. This superior performance can be partly attributed to the opportune timing of our purchase near the market bottom toward the end of the quarter. We purchased the entertainment division of U.S.-based Liberty Media Corp., which holds interests in such companies as DIRECTV Group, Inc. and Starz Entertainment. DIRECTV is Liberty's most important and valuable asset. In addition to DIRECTV selling at a discount to our value estimate, Liberty was priced at just over half the market value of its interest in DIRECTV at the time of our initial purchase. We purchased Texas Instruments, Inc., a U.S.-based global semiconductor company, during the quarter as well, and at the time of initial purchase, Texas Instruments was trading at less than 5x normalized EBIT. We're confident in the management team as it continues to reduce inventories and cut costs in anticipation of further global macro weakness.

Bristol-Myers Squibb Co., a diversified world health and pharmaceutical company, was another positive contributor during the quarter. Bristol-Myers' most appealing characteristics are its large and secure dividend, its cost reduction programs, and its growing bio-pharma pipeline. Bristol-Myers continued to grow earnings in the most recent quarter in spite of the weak U.S. economy and benefited from an appeals court ruling that upheld Bristol-Myers' patent protection for its largest selling drug (Plavix).

One of the largest detractors during the quarter was Swiss-based Credit Suisse Group, an international financial services company. Credit Suisse's investment bank suffered losses during the quarter; however, the losses were not out of line given the environment and peers. In response to these losses and the deleveraging that is occurring industry-wide, management is cutting employees to improve the profitability of the investment bank. While many financial institutions were forced to raise significant amounts of dilutive capital during 2008, Credit

OAKMARK GLOBAL SELECT FUND

Suisse raised capital on its own terms with limited dilution. One interesting and positive announcement during the quarter was a new executive compensation plan. Rather than management receiving bonuses in cash or equity shares, top executives will now receive a significant amount of their deferred compensation via a fund that is composed of the most illiquid commercial mortgage-backed securities and leveraged loans on the bank's balance sheet. While the values of these assets are currently depressed, the underlying assets are tangible and likely have some greater value once credit markets return to normal. We believe the new plan is positive for shareholders as it is intended to link management pay to the long-term performance of credit markets and limit the bank's exposure to these illiquid securities. We believe the cost cutting programs and other actions taken by management will prepare Credit Suisse for better future results.

Daiwa Securities, Japan's second largest broker, was another detractor for the quarter. Its share price was hurt by numerous factors, including the global financial crisis and decreased equity and capital market activity. In response to the downturn, management has targeted cost reductions of approximately 10%. Daiwa has also maintained limited exposure to troubled assets and loans, and the company's balance sheet remains strong.

Rounding out the top detractors was Schroders plc, a U.K.-based international asset management group. Share prices fell because the equity market decline reduced Schroders' assets under management (AUM). The drop in AUM will likely affect future earnings, however, we remain confident in the Schroders' brand and its strong balance sheet.

Portfolio Composition

During the quarter we sold our positions in Comcast Corp., Home Depot, Inc., and Novartis AG as they approached fair value or because we identified better investment opportunities. We purchased Bank of America Corp., a U.S.-based financial services company; SAP AG, a German multinational software company; and, as mentioned above, Liberty Media Corp. and Texas Instruments.

Geographically, our portfolio weightings changes slightly this quarter. The U.K. decreased to approximately 12% of the portfolio, while North America and the rest of Europe increased to approximately 50% and 25% respectively. The remaining 13%, excluding cash, was invested Japan.

Our currency hedges performed well, adding approximately 1% to performance for the quarter. We initiated a hedge of the Japanese Yen due to its increased strength relative to the U.S. dollar and ended the quarter with about 20% of our Japanese Yen exposure hedged. However, due to the strengthening U.S. dollar relative to other world currencies, we decreased the weighting of our Euro hedges from approximately 35% to 10%, our Swiss Franc hedges from approximately 75% to 50%, and we completely eliminated our Pound Sterling hedge.

While no one can predict what 2009 has in store for the global macro economy, we remain confident in our valuation and stock selection approach and believe the portfolio is composed of quality names that will benefit our shareholders in the long-term. Your confidence and support are truly appreciated!

William C. Nygren, CFA Portfolio Manager oakwx@oakmark.com	David G. Herro, CFA Portfolio Manager oakwx@oakmark.com

December 31, 2008

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Global Diversification—December 31, 2008 (Unaudited)

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Schedule of Investments—December 31, 2008 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—94.8%
Broadcasting—7.0%
Societe Television Francaise 1 (France)	Broadcasting & Cable TV	962,700	$13,970,812
Cable & Satellite—10.2%
Liberty Media Corp. - Entertainment (United States) (a)	Television & On-line Media Holdings	650,000	$11,362,000
British Sky Broadcasting Group PLC (United Kingdom)	Television Production & Broadcasting	1,297,400	8,953,619
			20,315,619
Computer & Electronics Retail—4.9%
Best Buy Co., Inc. (United States)	Computer & Electronics Retailer	345,000	$9,697,950
Movies & Entertainment—9.1%
Viacom, Inc., Class B (United States) (a)	Publishing Company	514,000	$9,796,840
Time Warner, Inc. (United States)	Filmed Entertainment & Television Networks	820,000	8,249,200
			18,046,040
Asset Management & Custody Banks—3.4%
Schroders PLC (United Kingdom)	International Asset Management	549,700	$6,781,043
Consumer Finance—3.3%
Capital One Financial Corp. (United States)	Credit Card Products & Services Provider	205,000	$6,537,450
Diversified Capital Markets—4.5%
Credit Suisse Group (Switzerland)	Wealth Management & Investment Banking	332,000	$9,032,092
Investment Banking & Brokerage—5.7%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	1,916,000	$11,257,355
Other Diversified Financial Services—2.1%
Bank of America Corp. (United States)	Banking and Financial Services	300,000	$4,224,000

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Schedule of Investments—December 31, 2008 (Unaudited) cont.

Name	Description	Shares Held/ Par Value	Value
Common Stocks—94.8% (cont.)
Pharmaceuticals—13.5%
Schering-Plough Corp. (United States)	Pharmaceuticals	575,000	$9,792,250
Bristol-Myers Squibb Co. (United States)	Health & Personal Care	405,000	9,416,250
GlaxoSmithKline PLC (United Kingdom)	Pharmaceuticals	406,000	7,497,969
			26,706,469
Human Resource & Employment Services—6.7%
Adecco SA (Switzerland)	Temporary Employment Services	390,700	$13,228,687
Application Software—5.6%
SAP AG (Germany)	Develops Business Software	315,700	$11,209,499
Computer Hardware—3.8%
Dell Inc. (United States) (a)	Technology Products & Services	738,000	$7,557,120
Semiconductors—15.0%
Rohm Co., Ltd. (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	262,000	$13,087,199
Texas Instruments Inc. (United States)	Designs & Supplies Digital Signal Processing & Analog Technologies	560,000	8,691,200
Intel Corp. (United States)	Computer Component Manufacturer & Designer	542,000	7,945,720
			29,724,119
Total Common Stocks (Cost: $267,574,953)			188,288,255
Short Term Investment—3.2%
Repurchase Agreement—3.2%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 12/31/2008 due 1/2/2009, repurchase price $6,398,066, collateralized by a United States Treasury Bond, with a rate of 6.875%, with a maturity of 8/15/2025, and with a market value plus accrued interest of $6,536,867		$6,398,062	$6,398,062
Total Repurchase Agreement (Cost: $6,398,062)			6,398,062
Total Short Term Investment (Cost: $6,398,062)			6,398,062
Total Investments (Cost: $273,973,015)—98.0%			$194,686,317
Other Assets In Excess of Liabilities—2.0%			4,028,759
Total Net Assets—100%			$198,715,076

(a)  Non income-producing security.

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL AND
OAKMARK INTERNATIONAL SMALL CAP FUNDS

Fellow Shareholders,

As we all know, 2008 was quite a year in the global financial markets. Most foreign markets were down between 35-60%. When the same turmoil that hit the financial markets in the second half of 2007 began to hit the global economy during the fourth quarter of 2008, even commodities such as copper and oil fell by over 50%. Although both Oakmark International and Oakmark International Small Cap outperformed most of their peers and indices in 2008, the Funds' negative absolute performance made for an extremely disappointing year. But with disappointment comes opportunity. We should never forget that investing, as opposed to trading, is a marathon, not a sprint. All of the well publicized stress in the global financial system means that there are many investment opportunities for the long-term investor.

Enthused about the Future

The global economy certainly faces many short-term challenges, but the fear that has accompanied the slowdown has destroyed equity market prices and driven many investors into investments viewed as ultra-safe havens, such as U.S. Treasury bills, which provide almost zero return, and U.S. Treasury Bonds, which yield less than 3%. However, the hoards of money flowing into these "safe" places mean that money is flowing out of everything else. This scenario creates potential values. I stress the word "potential" because a drop in price alone does not make a security "cheap." In this environment, nearly every asset type has fallen in price. Indeed, some should have fallen, and many still are not undervalued despite price weakness. (Manhattan real estate is a good example.) Real value requires both low price and high quality.

In 2008, several economic forces caused severe global equity price destruction. As a result, the 10-year average annual total return for foreign stocks was roughly 1% per annum as of Dec 31, 2008. The same number for the S&P 5004 was a negative 1.38%! The MSCI World13 was also negative at -0.64%. I believe that, given the positive long-term economic fundamentals for the world economy, these numbers are unsustainably low.

When the deleveraging ends and sentiments change, I believe it will become quite obvious that the world is actually much stronger than it currently appears. Two major forces should continue to provide long-term economic growth once confidence returns: (1) the economic empowerment of three-fifths of the world's population and (2) technological advancement. These two powerful forces mean greater global economic consumption as well as increasing productivity rates. Combine those conditions with the low prices of equities and the fact that all equities have been treated similarly, despite their differing levels of quality, and you see an opportunity-filled world.

The disconnect lies in time horizon. Though most high quality businesses will be competitive and very profitable over the medium- and long-term, today's fearful market is focused only on current problems. Truly long-term investors can exploit this situation and take advantage of what we believe is a sizeable opportunity for profit.

Wishing all a healthy and prosperous 2009 and with gratitude for the confidence in this environment.

David G. Herro, CFA
Portfolio Manager

oakix@oakmark.com
oakex@oakmark.com

December 31, 2008

OAKMARK INTERNATIONAL AND OAKMARK INTERNATIONAL SMALL CAP FUNDS

OAKMARK INTERNATIONAL FUND

Report from David G. Herro

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO PRESENT (12/31/08) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX16 (UNAUDITED)

		Average Annual Total Returns (as of 12/31/08)
(Unaudited)	Total Return Last 3 Months *	1-year	5-year	10-year	Since Inception (9/30/92)
Oakmark International Fund (Class I)	-21.40%	-41.06%	0.80%	6.95%	8.31%
MSCI World ex U.S.	-21.15%	-43.56%	1.91%	1.18%	5.03%
MSCI EAFE[17]	-19.96%	-43.39%	1.66%	0.80%	4.80%
Lipper International Fund Index[18]	-21.12%	-43.63%	2.15%	2.14%	5.97%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/07 was 1.05%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days, in order to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark International Fund declined 21% for the quarter ended December 31, 2008, in line with the MSCI World ex U.S. Index, which also lost 21%. Since its inception in September 1992, the Fund is up an average of 8% per year, which compares favorably with the MSCI World ex U.S. Index's return of 5% over the same period.

Impact Players

Experian, a large credit and marketing service provider, was the Fund's top contributor this quarter. Shares reacted positively to both better than expected earnings and increased cost savings guidance. The counter-cyclical elements of Experian's business continued to shine as demand for its credit collection and fraud prevention products increased. We are confident in management and believe Experian will thrive during this economic downturn by continuing to offer products that aid in risk management.

Another top contributor during the quarter was Canadian-based Thomson Reuters plc, an electronic information and solutions company. Thomson's share price increased due to strong third quarter results. Free cash flow is growing mainly due to lower capital expenditures to date and management expects revenue growth and margin improvement next year. Thomson Reuters dually lists shares on both the Canadian and U.K. stock exchanges. We purchased the U.K.-listed shares because they were trading at a bigger discount to our estimate of business value. Since our initial investment, the gap between the two classes has narrowed and we now find both classes attractive. We believe Thomson Reuters will continue to capitalize on the benefits created by the merger of Thomson Corp. and Reuters plc as the company's large customer base offers significant cross-selling potential and substantial costs savings.

Rounding out the top contributors for the quarter was an old favorite—FEMSA. FEMSA is a Mexican-based beverage and retail conglomerate. They are the largest bottler of Coca-Cola in Mexico and enjoy dominant market share, particularly after competitor Pepsi announced a scaling back of operations in the region. FEMSA's retail franchise continues to grow in the face of a difficult economic environment. The group's beer operations remain solid with increased pricing offsetting slightly lower consumption.

OAKMARK INTERNATIONAL FUND

As mentioned in the International lead letter, global markets took a nose dive in 2008, falling between 35-60%. We were not immune to this decline as a few of our holdings experienced significant declines in value.

The largest detractor from performance during the quarter was Bank of Ireland, a banking and financial services company with operations in Ireland and the U.K. After many years of strong economic growth, we expected Ireland and the U.K. to follow a traditional credit cycle. We believed Bank of Ireland would manage the situation relatively well given its strong franchises in deposit gathering, underwriting, and life insurance. However, we didn't anticipate the global credit freeze that followed the Lehman bankruptcy or how it would affect asset values across the world. This freeze accelerated the rate of bad debt formation and worsened the near-term economic outlook for both Ireland and the U.K. We draw comfort from the fact that the underpinnings of the Irish economy are sound. The Irish economy is dynamic due to its favorable demographics and tax policies. The Irish government is also in a very good fiscal position relative to most of Europe. These factors should help Ireland weather the economic slowdown that is expected over the next 12-24 months. While our ownership of Bank of Ireland has been more disappointing than we anticipated, we remain confident in the favorable long-term, risk-reward profile of this company.

Another detractor during the quarter was Signet Jewelers, operator of the Kay Jewelers and Jared's chains in the U.S. Share prices were down significantly during the quarter due to general economic weakness and expected downturn in jewelry retail sales. Through the third quarter of 2008, 18% of competitors have been forced to close their doors because the worsening environment proved too harsh. Signet management has reacted swiftly to the dismal retail environment by cutting 7.5% of workforce in its home office, slicing its advertising plans, and reducing store expansions. While we expect continued weakness in the environment in 2009, we believe Signet has a significant competitive advantage and that its strong management team will help Signet exit this downturn in a far superior position.

Rounding out the top detractors is Lloyds TSB Group plc, a U.K.-based banking and financial services company. During the fourth quarter, the price of its shares fell after the FSA (Financial Supervisory Authority) mandated a highly dilutive capital raising for all U.K. banks. Lloyds has also suffered because of the weakening economy and the global credit crisis, which led to increased loan loss estimates for both 2009 and 2010. On the bright side, following the government capital injection, Lloyds has a strong capital position and should achieve significant cost savings following a merger with HBOS, another U.K.-based banking and financial services company.

Portfolio Composition

During the quarter we sold our positions in Barclays plc, Nomura Holdings, Inc., and Reinet Investments. The shares of Reinet Investments were received through a corporate action that involved Richemont SA. We used the proceeds from the sales to purchase new holdings Canadian National Railway, operator of the largest rail network in Canada; FEMSA, the Mexican based beverage and retail conglomerate discussed above; and Kone Oyj, a Finnish global elevator and escalator manufacturer and installer.

Geographically, our portfolio weightings have shifted somewhat this quarter. Europe and the U.K. decreased to approximately 75% of investments, while Latin and North America increased to roughly 6% of the portfolio. Our Pacific Rim exposure remained relatively unchanged at 19% with the balance of the portfolio, excluding cash, invested in the Middle East.

Our currency hedges performed well during the quarter, adding approximately 2% to performance. We initiated a hedge of the Japanese Yen due to its increased strength relative to the U.S. dollar and ended the quarter with approximately 25% of our Japanese Yen exposure hedged. However, due to the strengthening U.S. dollar relative to other world currencies, we reduced our Euro hedges from 50% to 15%, our Swiss Franc hedges from 60% to 50%, and we completely eliminated our Pound Sterling hedge.

Although 2008 is a year we would like to forget, we are reminded that these difficult economic times can create unique buying opportunities. Our long-term focus allows us to take advantage of short-term price dislocations. We believe the portfolio consists of high quality companies that will provide our shareholders with attractive returns in the years to come. We thank you for your continued confidence.

David G. Herro, CFA Portfolio Manager oakix@oakmark.com

December 31, 2008

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Global Diversification—December 31, 2008 (Unaudited)

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—December 31, 2008 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—97.1%
Advertising—3.2%
Publicis Groupe (France)	Advertising & Media Services	3,311,500	$84,674,906
Apparel, Accessories & Luxury Goods—8.8%
Compagnie Financiere Richemont SA (Switzerland)	Manufacturer and Retailer of Luxury Goods	3,928,600	$74,855,083
LVMH Moet Hennessy Louis Vuitton SA (France)	Diversified Luxury Goods Conglomerate	862,500	57,272,286
Luxottica Group SpA (Italy)	Manufacturer and Retailer of Eyeglass Frames and Sunglasses	3,048,615	54,105,291
Swatch Group AG, Bearer Shares (Switzerland)	Watch Manufacturer	335,300	46,403,798
			232,636,458
Automobile Manufacturers—8.5%
Daimler AG Registered (Germany)	Automobile Manufacturer	2,255,100	$85,063,083
Bayerische Motoren Werke (BMW) AG (Germany)	Luxury Automobile Manufacturer	2,673,000	81,290,836
Toyota Motor Corp. (Japan)	Automobile Manufacturer	1,444,300	46,976,332
Honda Motor Co., Ltd. (Japan)	Automobile & Motorcycle Manufacturer	596,500	12,635,577
			225,965,828
Broadcasting—6.9%
Societe Television Francaise 1 (France)	Broadcasting & Cable TV	6,144,000	$89,162,426
Gestevision Telecinco SA (Spain)	Television Production & Broadcasting	4,623,195	48,853,987
Grupo Televisa SA (Mexico) (b)	Television Production & Broadcasting	3,032,900	45,311,526
			183,327,939

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—December 31, 2008 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—97.1% (cont.)
Cable & Satellite—2.3%
British Sky Broadcasting Group PLC (United Kingdom)	Television Production & Broadcasting	8,665,000	$59,798,916
Publishing—2.5%
Thomson Reuters PLC (Canada)	Electronic Information & Solutions Company	2,801,000	$60,809,799
Johnston Press PLC (United Kingdom)	Newspaper Publishing	26,926,703	4,645,665
			65,455,464
Specialty Stores—2.0%
Signet Jewelers, Ltd. (United Kingdom)	Jewelry Retailer	6,142,200	$53,252,874
Distillers & Vintners—2.0%
Diageo PLC (United Kingdom)	Beverages, Wines, & Spirits Manufacturer	3,791,000	$52,379,419
Soft Drinks—1.8%
Fomento Economico Mexicano S.A.B. de C.V. (Mexico) (b)	Beverage Company	1,636,900	$49,319,797
Asset Management & Custody Banks—2.4%
Schroders PLC (United Kingdom)	International Asset Management	5,131,259	$63,298,692
Diversified Banks—4.2%
BNP Paribas SA (France)	Commercial Bank	1,229,100	$51,682,411
Lloyds TSB Group PLC (United Kingdom)	Commercial Bank	21,352,000	38,680,548
Bank of Ireland (Ireland)	Commercial Bank	18,830,178	21,829,845
Lloyds TSB Group PLC, Rights (United Kingdom)	Commercial Bank	9,281,714	0
			112,192,804
Diversified Capital Markets—6.6%
Credit Suisse Group (Switzerland)	Wealth Management & Investment Banking	3,634,000	$98,863,316
UBS AG (Switzerland) (a)	Wealth Management & Investment Banking	5,324,500	74,897,278
			173,760,594

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—December 31, 2008 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—97.1% (cont.)
Investment Banking & Brokerage—4.2%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	19,074,000	$112,068,259
Multi-line Insurance—3.2%
Allianz SE (Germany)	Insurance, Banking & Financial Services	799,000	$84,612,901
Pharmaceuticals—4.4%
GlaxoSmithKline PLC (United Kingdom)	Pharmaceuticals	3,283,000	$60,630,130
Novartis AG (Switzerland)	Pharmaceuticals	1,112,200	55,385,001
			116,015,131
Building Products—2.6%
Assa Abloy AB, Series B (Sweden)	Develops, Designs, & Manufactures Security Locks	4,765,200	$53,864,484
Geberit AG, Registered Shares (Switzerland)	Building Products	151,300	16,186,403
			70,050,887
Human Resource & Employment Services—3.2%
Adecco SA (Switzerland)	Temporary Employment Services	2,549,400	$86,319,972
Industrial Machinery—0.3%
Kone OYJ (Finland)	Elevator & Escalator Modernization & Maintenance	359,200	$7,847,857
Marine—1.8%
Kuehne + Nagel International AG (Switzerland)	Sea, Land, & Rail Freight Transportion Businesses	765,000	$48,961,335
Railroads—0.2%
Canadian National Railway Co. (Canada)	Railroad Transportation	114,300	$4,201,668
Research & Consulting Services—4.1%
Experian Group, Ltd. (Ireland)	Credit and Marketing Services	10,498,000	$65,203,938
Meitec Corp. (Japan)	Software Engineering Services	2,475,100	42,391,210
			107,595,148
Security & Alarm Services—2.0%
G4S PLC (United Kingdom)	Security Services	17,620,000	$51,932,984

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—December 31, 2008 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—97.1% (cont.)
Application Software—3.1%
SAP AG (Germany)	Develops Business Software	2,304,000	$81,807,682
Electronic Components—3.2%
OMRON Corp. (Japan)	Component, Equipment, & System Manufacturer	6,488,500	$86,255,245
Electronic Equipment & Instruments—0.2%
Orbotech, Ltd. (Israel) (a)	Optical Inspection Systems	1,237,700	$4,975,554
Office Electronics—1.8%
Canon, Inc. (Japan)	Computers & Information	1,553,900	$48,509,851
Semiconductor Equipment—2.5%
ASML Holding NV
(Netherlands)	Develop, Produce and Market
	Semiconductor Manufacturing
	Equipment	3,721,000	$65,947,756
Semiconductors—5.2%
Rohm Co., Ltd. (Japan)	Integrated Circuits &
	Semiconductor Devices
	Manufacturer	1,847,100	$92,264,754
Samsung Electronics Co., Ltd. (Korea)	Consumer & Industrial Electronic Equipment Manufacturer	123,900	44,843,621
			137,108,375
Diversified Chemicals—1.9%
Akzo Nobel NV (Netherlands)	Produces & Markets Chemicals, Coatings, & Paints	1,195,900	$48,939,873
Specialty Chemicals—2.0%
Givaudan SA (Switzerland)	Manufactures and Markets Fragrances	68,400	$53,678,030
Total Common Stocks (Cost: $3,999,160,182)			2,572,892,199

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—December 31, 2008 (Unaudited) cont.

Name	Par Value	Value
Short Term Investment—1.5%
Repurchase Agreement—1.5%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 12/31/2008 due 1/2/2009, repurchase price $40,095,893, collateralized by a United States Treasury Bond, with a rate of 7.625%, with a maturity of 2/15/2025, and with a market value plus accrued interest of $40,906,215	$40,095,871	$40,095,871
Total Repurchase Agreement (Cost: $40,095,871)		40,095,871
Total Short Term Investment (Cost: $40,095,871)		40,095,871
Total Investments (Cost: $4,039,256,053)—98.6%		$2,612,988,070
Other Assets In Excess of Liabilities—1.4%		37,258,576
Total Net Assets—100%		$2,650,246,646

(a)  Non income-producing security.

(b)  Represents an American Depositary Receipt.

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL
SMALL CAP FUND

Report from David G. Herro and Chad M. Clark, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (12/31/08) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX16 (UNAUDITED)

		Average Annual Total Returns (as of 12/31/08)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/95)
Oakmark International Small Cap Fund (Class I)	-27.26%	-45.71%	0.98%	9.17%	7.31%
MSCI World ex U.S.	-21.15%	-43.56%	1.91%	1.18%	3.43%
MSCI World ex U.S. Small Cap[19]	-23.56%	-48.03%	0.74%	4.49%	N/A
Lipper International Small Cap Index[20]	-24.24%	-48.89%	2.89%	6.53%	N/A

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/07 was 1.34%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days, in order to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark International Small Cap Fund declined 27% for the quarter ended December 31st 2008. This compares to the MSCI World ex U.S. Index, which fell 21%, and the MSCI World ex U.S. Small Cap Index, which declined 24%. For the year ended December 31st the Fund declined 46% while the MSCI World ex U.S. Index fell 44%, and the MSCI World ex U.S. Small Cap Index declined 48%. Since inception, your Fund has returned 7% annualized, compared to the MSCI World ex U.S. Index, which returned 3% for the same period.

While the full year and fourth quarter results are disappointing, we like our current positioning and are optimistic about the prospects for attractive future returns. This optimism stems from understanding what caused the weak performance and from our belief that the current market conditions provide unique opportunities to buy high quality companies at low prices, the cornerstone of value investing.

Contributors

The Fund's top contributor this quarter was Altana, a German manufacturer of additives for coatings and plastic parts. Shares of Altana rallied after a company owned by German billionaire Susanne Klatten announced a tender offer for the 49% of the Altana shares that Klatten didn't already own. We didn't believe the 13 Euros per share offered by Klatten fully represented fair value for the business. However, with Klatten likely to gain control of the business via the tender, combined with the possibility of a de-listing if enough shares were tendered, we took advantage of the price increase and sold the position during the quarter.

Britvic, a U.K. soft drink supplier, was the Fund's second largest contributor. During the quarter, the company released a positive earnings announcement, citing accelerated sales growth, increased market share gains, and higher than anticipated cost savings.

Like many companies supplying parts to the PC and the mobile phone industries, Japan's Hirose Electric is seeing a decline in revenues. However, the company was the Fund's third largest contributor to performance. We believe Hirose is unique because of its strong market position in connectors, its intense focus on value-added

OAKMARK INTERNATIONAL SMALL CAP FUND

products, and its large margin of safety—with cash and investment securities that equal almost 60% of its market cap.

Detractors

The largest detractor for the Fund this quarter was Carnegie AB, a Swedish investment banking and asset management group. Carnegie stopped trading on November 10th when Sweden's Financial Services Authority revoked Carnegie's banking licenses and, in coordination with the National Debt Office, seized control of its operating assets.

What happened? On October 24, Carnegie announced its third quarter numbers and revealed a sizable liability that was recorded in connection with an unusually large loan to an individual client who had purchased shares in an unlisted investment vehicle. This particular loan, amounting to almost one-half the group's equity base, was not previously disclosed in any of the group's financial releases. As a result of the subsequent loss from this liability, Carnegie faced a liquidity crisis and was forced to borrow funds from the central bank in Sweden, the Riksbank.

Since it appears that the National Debt Office in fact "owns" Carnegie's assets and that the proceeds from any asset sales likely will be used to repay the government and tax payers rather than the equity shareholders, we will value Carnegie at "0" until we receive information that reflects a different value or until the stock resumes trading. We will do all in our power to extract any remaining value from our interest in Carnegie.

U.K. sporting good retailer JJB Sports declined in value during the fourth quarter due to lower than expected first-half earnings. This reduction in earnings, coupled with increased debt used to finance two earlier acquisitions, left JJB in violation of its loan covenants. Though the market currently prices the company as if it is in bankruptcy, we believe that JJB has valuable options, including selling its highly profitable gym business. Such a sale would repair the balance sheet, give management time to weather the downturn in the retail environment, and allow shareholders to benefit from what we believe will be an eventual upturn in the profitability of the company's retail operations. Just after the quarter ended, JJB announced changes to upper management that we believe will help the company in the future.

A weak U.K. housing market and low consumer confidence have diminished demand for carpeting in the U.K., which continues to plague our holding Carpetright. On the positive side, Carpetright's systems, its warehouse infrastructure, and its regional presence make the company more competitive in the replacement carpet market, particularly for insurance policyholders who have had carpet damaged by floods or fires. We're enthusiastic about the long-term prospects for this company.

Portfolio Composition

This was another active quarter of trading as opportunities presented themselves and the Fund exited five positions, including Altana, Estavis, Heidelberger, ICAP and Societe BIC. New holdings to the Fund this quarter include Grupo Aeroportuario del Pacifico, the largest airport group operator in Mexico; IMI plc, a U.K. manufacturer of pneumatic controls; Switzerland's Schindler Holdings, one of the world's largest elevator, escalator and moving walkway companies; Germany's Symrise, the fourth largest flavor and fragrance company worldwide; and Taiyo Ink, a dominant Japanese producer of resist ink used on PCBs.

Geographically, our portfolio weightings have remained about the same this quarter. Europe and the U.K. ended the quarter at approximately 73% of investments, and the Pacific Rim was 22% of the total portfolio. The balance of the portfolio, excluding cash, was invested in the Middle East, North America and Latin America.

We continue to hedge the Fund defensively and our hedges performed well during the quarter, adding 2% to performance. At the recent quarter end, approximately 20% of the Fund's Swiss Franc and 15% of the Fund's Euro exposures were hedged. We started hedging the Japanese Yen in December and ended the quarter with 20% of the Fund's Japanese exposure hedged.

We thank you for your patience and support and wish all of you a Happy New Year.

David G. Herro, CFA Portfolio Manager oakex@oakmark.com	Chad M. Clark, CFA Portfolio Manager oakex@oakmark.com

December 31, 2008

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Global Diversification—December 31, 2008 (Unaudited)

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—December 31, 2008 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—95.0%
Advertising—1.8%
Asatsu-DK, Inc. (Japan)	Advertising Services Provider	357,500	$7,880,717
Apparel, Accessories & Luxury Goods—2.9%
Bulgari SpA (Italy)	Jewelry Manufacturer & Retailer	2,040,000	$12,673,993
Automotive Retail—1.1%
USS Co., Ltd. (Japan)	Used Car Auction Facility Manager	87,700	$4,623,658
Broadcasting—8.8%
Media Prima Berhad (Malaysia)	Film Producer & Sports Promoter	43,674,800	$14,011,280
M6 Metropole Television (France)	Television Entertainment Channel Owner & Operator	656,000	12,624,871
Ten Network Holdings Ltd. (Australia)	Operates Commercial Television Stations	13,569,600	11,069,046
			37,705,197
Home Furnishing Retail—2.6%
Beter Bed Holding NV (Netherlands)	Bedroom Furniture Retailer	936,070	$11,073,070
Home Improvement Retail—1.9%
Carpetright PLC (United Kingdom)	Carpet Retailer	1,653,510	$8,320,672
Movies & Entertainment—1.3%
CTS Eventim AG (Germany)	Entertainment Tickets Producer & Distributor	169,618	$5,728,218
Photographic Products—2.2%
Vitec Group PLC (United Kingdom)	Photo Equipment & Supplies	2,812,479	$9,522,779
Publishing—1.1%
Tamedia AG (Switzerland)	TV Broadcasting & Publishing	98,151	$4,623,015
Specialty Stores—0.2%
JJB Sports PLC (United Kingdom)	Sportswear & Sports Equipment Retailer	15,670,600	$921,494
Textiles—1.8%
Chargeurs SA (France)	Wool, Textile Production & Trading	772,682	$7,518,462

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—December 31, 2008 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.0% (cont.)
Household Products—0.3%
Kimberly-Clark de Mexico S.A.B. de C.V. (Mexico)	Hygiene Products Manufacturer, Marketer & Distributor	428,000	$1,407,763
Packaged Foods & Meats—1.7%
Alaska Milk Corp. (Philippines)	Milk Producer	56,360,000	$4,394,960
Binggrae Co., Ltd. (Korea) (a)	Dairy Products Manufacturer	83,380	2,885,274
			7,280,234
Soft Drinks—2.4%
Britvic PLC (United Kingdom)	Soft Drink Manufacturer & Marketer	2,679,000	$10,178,206
Asset Management & Custody Banks—6.4%
Julius Baer Holding AG (Switzerland)	Asset Management	418,900	$15,937,297
MLP AG (Germany)	Asset Management	842,000	11,557,532
			27,494,829
Investment Banking & Brokerage—3.6%
Ichiyoshi Securities Co., Ltd. (Japan)	Stock Broker	1,948,000	$15,400,070
D. Carnegie & Co. AB (Sweden) (b)	Diversified Financials Services	2,314,000	0
			15,400,070
Real Estate Services—2.2%
LSL Property Services PLC (United Kingdom)	Residential Property Service Provider	10,362,200	$9,572,130
Life Sciences Tools & Services—1.4%
MDS, Inc. (Canada) (a)	Products & Services for Medical Product Manufactur	1,003,800	$6,139,076
Air Freight & Logistics—4.9%
Freightways Ltd. (New Zealand)	Express Package Services	5,745,500	$10,744,543
Panalpina Welttransport Holding AG (Switzerland)	Freight Shipping & Supply Chain Management Services	184,800	10,332,589
			21,077,132

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—December 31, 2008 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.0% (cont.)
Airport Services—3.0%
BBA Aviation PLC (United Kingdom)	Flight Support & Aftermarket Services & Systems Provider	8,580,900	$8,512,663
Grupo Aeroportuario del Pacifico SA de CV (Mexico) (c)	Operates & Maintains Airports	191,200	4,401,424
			12,914,087
Building Products—1.6%
Kaba Holding AG (Switzerland)	Provides Mechanical & Electronic Security Systems	27,986	$6,882,096
Human Resource & Employment Services—6.7%
Pasona Group, Inc. (Japan)	Placement Service Provider	23,842	$12,607,683
Michael Page International PLC (United Kingdom)	Recruitment Consultancy Services	3,493,300	10,785,805
Robert Walters PLC (United Kingdom)	International Recruitment Company	3,787,900	5,554,976
			28,948,464
Industrial Conglomerates—5.9%
Rheinmetall AG (Germany)	Automotive Pump Manufacturer	444,400	$14,506,260
Tomkins PLC (United Kingdom)	International Manufacturing	6,022,300	10,650,034
			25,156,294
Industrial Machinery—9.4%
Interpump Group SpA (Italy)	Pump & Piston Manufacturer	2,020,376	$12,302,164
Duerr AG (Germany)	Automotive Industry Machinery Manufacturer	691,800	11,936,209
Schindler Holding AG (Switzerland)	Manufactures & Installs Elevators, Escalators, & Moving walkways Internationally	185,000	8,415,229
IMI PLC (United Kingdom)	Manufactures Merchandise Displays, Ventilation & Air Conditioning Equipment	1,930,600	7,543,022
			40,196,624

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—December 31, 2008 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.0% (cont.)
Office Services & Supplies—2.5%
Sperian Protection
(France)	Manufactures Protection
	Equipment For People In
	Hazardous Work Environments	174,000	$10,817,571
Research & Consulting Services—0.2%
Cision AB (Sweden)	Business & Communication Intelligence	3,139,100	$904,748
Communications Equipment—0.2%
Raymarine PLC (United Kingdom)	Leisure Marine Electronics Products	4,093,379	$765,084
Computer Hardware—2.9%
Wincor Nixdorf AG (Germany)	Banking Machines & Cash Registers Manufacturer	255,698	$12,125,431
Electronic Components—1.6%
Hirose Electric Co., Ltd. (Japan)	Develops & Sells Electronic Equipment	69,000	$6,920,721
Electronic Equipment & Instruments—1.3%
Orbotech, Ltd. (Israel) (a)	Optical Inspection Systems	1,395,300	$5,609,106
IT Consulting & Other Services—2.4%
Ementor ASA (Norway) (a)	Management & IT Consulting Services	4,297,800	$10,284,216
Office Electronics—3.2%
Neopost SA (France)	Mailroom Equipment Supplier	118,000	$10,633,793
Boewe Systec AG (Germany)	Automated Paper Management Systems Producer	285,039	3,198,505
			13,832,298
Systems Software—0.3%
Monitise PLC (United Kingdom) (a)	Mobile Banking Service Solutions	31,454,888	$1,356,728
Construction Materials—2.3%
Titan Cement Co. SA (Greece)	Cement & Building Materials Producer & Distributor	515,000	$9,950,667

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—December 31, 2008 (Unaudited) cont.

Name	Description	Shares Held/ Par Value	Value
Common Stocks—95.0% (cont.)
Specialty Chemicals—2.9%
Symrise AG (Germany)	Diversified Chemical Manufacturer	826,500	$11,557,792
Taiyo Ink Manufacturing Co., Ltd. (Japan)	Manufactures & Sells Resist Inks	52,187	993,029
			12,550,821
Total Common Stocks (Cost: $814,419,463)			408,355,671
Short Term Investment—3.3%
Repurchase Agreement—3.3%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 12/31/2008 due 1/2/2009, repurchase price $14,388,687, collateralized by a United States Treasury Bond, with a rate of 7.625%, with a maturity of 2/15/2025, and with a market value plus accrued interest of $14,920,200		$14,388,679	$14,388,679
Total Repurchase Agreement (Cost: $14,388,679)			14,388,679
Total Short Term Investment (Cost: $14,388,679)			14,388,679
Total Investments (Cost: $828,808,142)—98.3%			$422,744,350
Other Assets In Excess of Liabilities—1.7%			7,202,614
Total Net Assets—100%			$429,946,964

(a)  Non income-producing security.

(b)  Market value is determined in good faith in accordance with procedures established by the Board of Trustees.

(c)  Represents an American Depositary Receipt.

OAKMARK INTERNATIONAL SMALL CAP FUND

For a prospectus and more information about The Oakmark Funds, including management fees and expenses and the special risks of investing, please visit oakmark.com or call 1-800-OAKMARK (1-800-625-6275). Please read the prospectus carefully before investing. An investor should consider a fund's investment objectives, risks, and charges and expenses carefully before investing. This and other information about The Oakmark Funds are contained in the Funds' prospectus.

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this letter, and are subject to change without notice.

The performance data quoted represents past performance. The performance information for the Funds does not reflect the imposition of a 2% redemption fee on shares of all Funds, other than Oakmark Equity & Income Fund, redeemed within 90 days, in order to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, visit oakmark.com.

Current and future portfolio holdings are subject to risk.

Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Because Oakmark Select Fund and Oakmark Global Select Fund are non-diversified, the performance of each holding will have a greater impact on each Fund's total return, and may make the Funds' returns more volatile than a more diversified fund.

Oakmark Equity and Income Fund invests in medium- and lower-quality debt securities that have higher yield potential but present greater investment and credit risk than higher-quality securities, which may result in greater share price volatility. An economic downturn could severely disrupt the market in medium or lower grade debt securities and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

Investing in foreign securities represents risks which in some way may be greater than in U.S. investments. Those risks include: currency fluctuation; different regulation, accounting standards, trading practices and levels of available information; generally higher transaction costs; and political risks.

The stocks of smaller companies often involve more risk than the stocks of larger companies. Stocks of small companies tend to be more volatile and have a smaller public market than stocks of larger companies. Small companies may have a shorter history of operations than larger companies, may not have as great an ability to raise additional capital and may have a less diversified product line, making them more susceptible to market pressure.

  1.  Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

  2.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

  3.  "Stock Investors Lose Faith, Pull Out Record Amounts," E.S. Browning, The Wall Street Journal, December 22, 2008.

  4.  The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot actually make investments in this index.

  5.  The Dow Jones Industrial Average is an unmanaged index that includes only 30 big companies. This index is unmanaged and investors cannot invest directly in this index.

  6.  The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

  7.  The Lipper Large Cap Value Fund Index is an equally weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot invest directly in this index.

THE OAKMARK FUNDS

  8.  The Lipper Multi-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds category. This index is unmanaged and investors cannot invest directly in this index.

  9.  The Lipper Balanced Fund Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

  10.  Lehman Brothers Government/Corporate Bond Index is a benchmark index made up of the Lehman Brothers Government and Corporate Bond indexes, including U.S. government Treasury and agency securities as well as corporate and Yankee bonds. This index is unmanaged and investors cannot invest directly in this index.

  11.  "Another Empire Bites the Dust," David Roche, Far Eastern Economic Review, October 3, 2008.

  12.  "The Road Ahead," Stephanie Pomboy, MacroMavens, December 23, 2008.

  13.  The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index currently consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. This index is unmanaged and investors cannot invest directly in this index.

  14.  The Lipper Global Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Global fund category, which consists of funds that invest at least 25% in securities traded outside of the United States. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. This index is unmanaged and investors cannot actually make investments in this index.

  15.  VIX is the ticker symbol for the Chicago Board Options Exchange Volatility Index, a popular measure of the implied volatility of S&P 500 index options. This index is unmanaged and investors cannot actually make investments in this index.

  16.  The MSCI World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index currently consists of the following 22 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. This index is unmanaged and investors cannot invest directly in this index.

  17.  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of June 2006 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This index is unmanaged and investors cannot invest directly in this index.

  18.  The Lipper International Fund Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot invest directly in this index.

  19.  The MSCI World ex U.S. Small Cap Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance, excluding the U.S. The MSCI World ex U.S. Small Cap Index currently consists of 22 developed market country indices. The MSCI Small Cap Indices target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD200-1,500 million. This index is unmanaged and investors cannot actually make investments in this index.

  20.  The Lipper International Small Cap Funds Index measures the performance of the 10 largest international small-cap funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

OAKMARK, OAKMARK FUNDS, OAKMARK INTERNATIONAL, and OAKMARK and tree design are trademarks owned or registered by Harris Associates L.P. in the U.S. and/or other countries.

THE OAKMARK FUNDS

Oakmark Glossary

Book value – A company's common stock equity as it appears on a balance sheet, equal to total assets minus liabilities, preferred stock, and intangible assets such as goodwill. A company's book value often differs substantially from economic value, especially in industries such as media.

Business value/Intrinsic value – The perceived or estimated actual value of a security, as opposed to its current market price or book value. Business value can be evaluated based on what a knowledgeable buyer would pay for a business if the company were sold in its entirety.

Growth investing – Investors who look for companies based on whether the stock of a company is growing earnings and/or revenue faster than the industry as a whole or the overall market. Growth investors generally expect high rates of growth to persist, and the stock, in turn, to deliver returns exceeding the market's. A growth mutual fund is generally one that emphasizes stocks believed to offer above-average growth prospects, with little to no emphasis on the stock's current price.

M & A (Mergers & Acquisitions) – Merger: the combining of two or more entities into one, through a purchase acquisition or a pooling of interests. Acquisition: can also be called a takeover, and is defined as acquiring control of a corporation, called a target, by stock purchase or exchange, either hostile or friendly.

Market capitalization (market cap or cap) – The market price of an entire company on any given day, calculated by multiplying the number of shares outstanding by the price per share.

Momentum investing – Approach to investing based on the belief that stock price trends are likely to continue. Momentum investors tend to buy stocks that have been outperforming the market and to sell those stocks when their relative performance deteriorates. Momentum investors do not consider a company's underlying value or fundamentals in their investment decisions.

Multiple – A ratio used to measure a stock's valuation, usually greater than 1. Sometimes used to mean price/earnings ratio.

P/B or Price-to-Book Ratio – A stock's capitalization divided by its book value. The value is the same whether the calculation is done for the whole company or on a per-share basis.

P/E or Price-to-Earnings Ratio – The most common measure of a stock's valuation. It is equal to a stock's capitalization divided by its after-tax earnings over a 12-month period. The value is the same whether the calculation is done for the whole company or on a per-share basis. Equivalently, the cost an investor in a given stock must pay per dollar of current annual earnings. Also called earnings multiple.

Share repurchase – Program through which a corporation buys back its own shares in the open market, typically an indication that the corporation's management believes the stock price is undervalued.

Value investing – Investors who utilize valuation measures such as business value (including growth rate), price/earnings ratio, price/book ratio, and yield to gauge the attractiveness of a company. Managers who employ a value investment style believe that the true, underlying value of a company is not reflected in its current share price, and, over time, the price has potential to increase as the market recognizes the overall value of the business. Value stocks sell at relatively low prices in relation to their underlying business value, earnings, or book value.

Stocks become undervalued for a variety of reasons, including an overall market decline, or when a specific industry falls into disfavor and investors view all companies in that industry in the same light. Consequently, an individual company's stock price may fall, even though it may be only temporarily affected by the industry's problems and its underlying value has remained unchanged.

"x times earnings" ("12 times earnings") – Another way to express a stock's price-to-earnings (P/E) ratio. A stock with a P/E ratio of 12 sells at 12 times earnings.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Trustees and Officers

Trustees

Gary N. Wilner, M.D.—Chairman
Michael J. Friduss
Thomas H. Hayden
Christine M. Maki
John R. Raitt
Allan J. Reich
Steven S. Rogers
Burton W. Ruder
Peter S. Voss

Officers

John R. Raitt—President and Chief Executive Officer
Robert M. Levy—Executive Vice President
Henry R. Berghoef—Vice President
Chad M. Clark—Vice President
John N. Desmond—Vice President

Richard J. Gorman—Vice President, Chief Compliance
  Officer and Assistant Secretary
Kevin G. Grant—Vice President
David G. Herro—Vice President
John J. Kane—Treasurer
Clyde S. McGregor—Vice President
William C. Nygren—Vice President
Vineeta D. Raketich—Vice President
Janet L. Reali—Vice President and Secretary
Kristi L. Rowsell—Vice President and Principal Financial
  Officer
Edward A. Studzinski—Vice President
Robert A. Taylor—Vice President
Andrew J. Tedeschi—Assistant Treasurer
Christopher P. Wright—Vice President

Other Information

Investment Adviser

Harris Associates L.P.
Two North LaSalle Street
Chicago, Illinois 60602-3790

Transfer Agent

Boston Financial Data Services, Inc.
Quincy, Massachusetts

Legal Counsel

Bell, Boyd & Lloyd LLP
Chicago, Illinois

Independent Registered Public
Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

For More Information

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-3250

Website

oakmark.com

To obtain a prospectus, an application or periodic reports, access our web site at oakmark.com, or call 1-800-OAKMARK (1-800-625-6275) or (617) 483-3250.

The Funds will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at oakmark.com; and on the SEC's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the twelve months ended the preceding June 30 will be available through a link on the Funds' website at oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the Funds' shareholders. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by the Funds' currently effective prospectus.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds, however, a shareholder may incur a 2% redemption fee on an exchange or redemption of Class I shares redeemed within 90 days from any Fund other than Oakmark Equity & Income Fund.

1-800-OAKMARK

oakmark.com

The Oakmark Funds are distributed by Harris Associates Securities L.P., member FINRA. Date of first use: February 2009.